Commonwealth Annuity and Life Insurance Company

Commonwealth Select Separate Account III

Financial Statements

December 31, 2020

Commonwealth Annuity and Life Insurance Company

Commonwealth Select Separate Account III

Financial Statements

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Commonwealth Annuity and Life Insurance Company and the Policy Owners of Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the Sub-Accounts of Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co indicated in the table below as of December 31, 2020, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-Accounts of Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co as of December 31, 2020, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Global Atlantic BlackRock Allocation Portfolio	Global Atlantic Goldman Sachs Global Equity Insights Portfolio
Global Atlantic BlackRock Disciplined Core Portfolio Class I (1)	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
Global Atlantic BlackRock Disciplined Core Portfolio Class II (1)	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio (1)
Global Atlantic BlackRock Disciplined International Core Portfolio (1)	Goldman Sachs VIT Equity Index Fund (1)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio (1)	Goldman Sachs VIT Government Money Market Fund (1)
Global Atlantic BlackRock Disciplined Small Cap Portfolio (1)	Goldman Sachs VIT High Quality Floating Rate Fund (1)
Global Atlantic BlackRock Disciplined Value Portfolio Class I (1)	Invesco Oppenheimer V.I. Global Strategic Income Fund (1)
Global Atlantic BlackRock Disciplined Value Portfolio Class II (1)	Invesco V.I. Health Care Fund (1)
Global Atlantic BlackRock High Yield Portfolio (1)	MFS® Utilities Series (1)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio

(1) Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the years ended December 31, 2020 and 2019

Basis for Opinions

These financial statements are the responsibility of the Commonwealth Annuity and Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the Sub-Accounts of Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the Sub-Accounts of Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the custodians or the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP /s/

Boston, Massachusetts

April 6, 2021

We have served as the auditor of one or more of the Sub-Accounts of Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co since 1997.

Commonwealth Select Separate Account III

Statements of Net Assets

December 31, 2020

	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio Class I	Global Atlantic BlackRock Disciplined Core Portfolio Class II	Global Atlantic BlackRock Disciplined International Core Portfolio	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$93,190	$16,983,895	$126,393	$4,839,798	$6,905,047
Net assets	$93,190	$16,983,895	$126,393	$4,839,798	$6,905,047

Net assets by category:
Accumulation reserves	$93,190	$16,983,895	$126,393	$4,839,798	$6,905,047
Net assets	$93,190	$16,983,895	$126,393	$4,839,798	$6,905,047

Units outstanding, December 31, 2020	7,215	1,142,934	8,579	434,371	393,836

Investments in shares of the Underlying Funds, at cost	$77,548	$12,683,229	$94,370	$4,500,221	$4,549,201
Underlying Fund shares held	7,509	1,214,871	9,054	449,378	418,996

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Net Assets

December 31, 2020

	Global Atlantic BlackRock Disciplined Small Cap Portfolio	Global Atlantic BlackRock Disciplined Value Portfolio Class I	Global Atlantic BlackRock Disciplined Value Portfolio Class II	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$4,166	$8,962,216	$93,625	$1,726,194	$3,530,436
Net assets	$4,166	$8,962,216	$93,625	$1,726,194	$3,530,436

Net assets by category:
Accumulation reserves	$4,166	$8,962,216	$93,625	$1,726,194	$3,530,436
Net assets	$4,166	$8,962,216	$93,625	$1,726,194	$3,530,436

Units outstanding, December 31, 2020	297	735,655	7,731	153,743	305,309

Investments in shares of the Underlying Funds, at cost	$3,231	$8,071,506	$85,763	$1,678,129	$3,163,663
Underlying Fund shares held	317	800,913	8,352	169,734	318,919

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Net Assets

December 31, 2020

	Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Goldman Sachs VIT Equity Index Fund	Goldman Sachs VIT Government Money Market Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$10,643	$868,632	$3,129,276	$6,662,881	$1,991,363
Net assets	$10,643	$868,632	$3,129,276	$6,662,881	$1,991,363

Net assets by category:
Accumulation reserves	$10,643	$868,632	$3,129,276	$6,662,881	$1,991,363
Net assets	$10,643	$868,632	$3,129,276	$6,662,881	$1,991,363

Units outstanding, December 31, 2020	864	52,675	292,381	1,956,073	1,658,699

Investments in shares of the Underlying Funds, at cost	$9,176	$637,138	$2,972,595	$4,025,086	$1,991,363
Underlying Fund shares held	868	56,041	297,177	350,493	1,991,363

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Net Assets

December 31, 2020

	Goldman Sachs VIT High Quality Floating Rate Fund	Invesco Oppenheimer V.I. Global Strategic Income Fund	Invesco V.I. Health Care Fund	MFS® Utilities Series
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$234,830	$9,712	$650,536	$16,714
Net assets	$234,830	$9,712	$650,536	$16,714

Net assets by category:
Accumulation reserves	$234,830	$9,712	$650,536	$16,714
Net assets	$234,830	$9,712	$650,536	$16,714

Units outstanding, December 31, 2020	170,078	17,459	174,309	2,331

Investments in shares of the Underlying Funds, at cost	$238,159	$10,472	$439,778	$12,136
Underlying Fund shares held	22,711	1,942	19,309	482

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Operations

For the Year Ended December 31, 2020

	Global Atlantic BlackRock Allocation Portfolio	Global Atlantic BlackRock Disciplined Core Portfolio Class I	Global Atlantic BlackRock Disciplined Core Portfolio Class II	Global Atlantic BlackRock Disciplined International Core Portfolio	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividends	$1,756	$226,354	$1,403	$75,904	$1,843

EXPENSES:
Mortality and expense risk fees	754	136,614	983	37,901	51,594

Net investment income (loss)	1,002	89,740	420	38,003	(49,751)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	2,093	634,427	4,712	—	436,278
Net realized gain (loss) from sales of investments	143	251,364	455	(60,825)	128,252
Net realized gain (loss)	2,236	885,791	5,167	(60,825)	564,530
Change in unrealized gain (loss)	7,560	1,679,327	13,991	392,838	1,289,329
Net realized and unrealized gain (loss)	9,796	2,565,118	19,158	332,013	1,853,859
Net increase (decrease) in net assets from operations	$10,798	$2,654,858	$19,578	$370,016	$1,804,108

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Operations

For the Year Ended December 31, 2020

	Global Atlantic BlackRock Disciplined Small Cap Portfolio	Global Atlantic BlackRock Disciplined Value Portfolio Class I	Global Atlantic BlackRock Disciplined Value Portfolio Class II	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio
INVESTMENT INCOME:
Dividends	$14	$182,652	$1,686	$95,872	$80,412

EXPENSES:
Mortality and expense risk fees	29	73,612	741	15,185	32,138

Net investment income (loss)	(15)	109,040	945	80,687	48,274

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	178	328,585	3,419	—	79,440
Net realized gain (loss) from sales of investments	1	15,338	19	(5,407)	88,279
Net realized gain (loss)	179	343,923	3,438	(5,407)	167,719
Change in unrealized gain (loss)	508	(247,691)	(1,555)	(9,576)	80,035
Net realized and unrealized gain (loss)	687	96,232	1,883	(14,983)	247,754
Net increase (decrease) in net assets from operations	$672	$205,272	$2,828	$65,704	$296,028

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Operations

For the Year Ended December 31, 2020

	Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Goldman Sachs VIT Equity Index Fund	Goldman Sachs VIT Government Money Market Fund
INVESTMENT INCOME:
Dividends	$86	$2,311	$44,278	$75,281	$5,750

EXPENSES:
Mortality and expense risk fees	83	6,779	26,135	54,148	18,721

Net investment income (loss)	3	(4,468)	18,143	21,133	(12,971)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	—	40,181	—	446,302	—
Net realized gain (loss) from sales of investments	—	14,845	(60,969)	255,705	—
Net realized gain (loss)	—	55,026	(60,969)	702,007	—
Change in unrealized gain (loss)	1,090	144,746	(60,462)	216,617	—
Net realized and unrealized gain (loss)	1,090	199,772	(121,431)	918,624	—
Net increase (decrease) in net assets from operations	$1,093	$195,304	$(103,288)	$939,757	$(12,971)

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Operations

For the Year Ended December 31, 2020

	Goldman Sachs VIT High Quality Floating Rate Fund	Invesco Oppenheimer V.I. Global Strategic Income Fund	Invesco V.I. Health Care Fund	MFS® Utilities Series
INVESTMENT INCOME:
Dividends	$1,650	$498	$1,829	$340

EXPENSES:
Mortality and expense risk fees	2,186	80	5,304	137

Net investment income (loss)	(536)	418	(3,475)	203

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	—	—	13,919	403
Net realized gain (loss) from sales of investments	(338)	(85)	17,614	53
Net realized gain (loss)	(338)	(85)	31,533	456
Change in unrealized gain (loss)	41	(175)	49,188	81
Net realized and unrealized gain (loss)	(297)	(260)	80,721	537
Net increase (decrease) in net assets from operations	$(833)	$158	$77,246	$740

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019

	Global Atlantic BlackRock Allocation Portfolio		Global Atlantic BlackRock Disciplined Core Portfolio Class I		Global Atlantic BlackRock Disciplined Core Portfolio Class II
	2020	2019	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$1,002	$823	$89,740	$101,425	$420	$(486)
Net realized gain (loss)	2,236	55	885,791	148,917	5,167	17,310
Change in unrealized gain (loss)	7,560	12,875	1,679,327	3,404,448	13,991	30,697
Net increase (decrease) in net assets from operations	10,798	13,753	2,654,858	3,654,790	19,578	47,521

FROM POLICY TRANSACTIONS:
Net purchase payments	—	—	1,531	1,185	—	—
Terminations and withdrawals	—	—	(53,427)	(330,420)	—	—
Insurance and other charges	(665)	(620)	(90,814)	(91,957)	(710)	(1,791)
Net transfers between Sub-Accounts	—	—	(1,288,199)	(926,767)	(1,111)	(149,566)
Other transfers from (to) the General Account	—	—	8	(569)	—	—
Net increase (decrease) in net assets from Policy transactions	(665)	(620)	(1,430,901)	(1,348,528)	(1,821)	(151,357)
Net increase (decrease) in net assets	10,133	13,133	1,223,957	2,306,262	17,757	(103,836)

NET ASSETS:
Beginning of year	83,057	69,924	15,759,938	13,453,676	108,636	212,472
End of year	$93,190	$83,057	$16,983,895	$15,759,938	$126,393	$108,636

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019

	Global Atlantic BlackRock Disciplined International Core Portfolio		Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio		Global Atlantic BlackRock Disciplined Small Cap Portfolio
	2020	2019	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$38,003	$64,537	$(49,751)	$(51,356)	$(15)	$(11)
Net realized gain (loss)	(60,825)	(38,560)	564,530	154,458	179	87
Change in unrealized gain (loss)	392,838	771,552	1,289,329	1,417,911	508	717
Net increase (decrease) in net assets from operations	370,016	797,529	1,804,108	1,521,013	672	793

FROM POLICY TRANSACTIONS:
Net purchase payments	2,144	1,999	105	319	—	—
Terminations and withdrawals	(73,702)	(117,680)	(42,114)	(49,233)	—	—
Insurance and other charges	(26,642)	(29,996)	(35,439)	(35,812)	(21)	(23)
Net transfers between Sub-Accounts	(154,200)	(239,841)	(465,505)	(899,504)	—	—
Other transfers from (to) the General Account	—	(24)	107	68	—	—
Net increase (decrease) in net assets from Policy transactions	(252,400)	(385,542)	(542,846)	(984,162)	(21)	(23)
Net increase (decrease) in net assets	117,616	411,987	1,261,262	536,851	651	770

NET ASSETS:
Beginning of year	4,722,182	4,310,195	5,643,785	5,106,934	3,515	2,745
End of year	$4,839,798	$4,722,182	$6,905,047	$5,643,785	$4,166	$3,515

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019

	Global Atlantic BlackRock Disciplined Value Portfolio Class I		Global Atlantic BlackRock Disciplined Value Portfolio Class II		Global Atlantic BlackRock High Yield Portfolio
	2020	2019	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$109,040	$115,655	$945	$437	$80,687	$90,693
Net realized gain (loss)	343,923	91,783	3,438	4,999	(5,407)	26,629
Change in unrealized gain (loss)	(247,691)	1,811,030	(1,555)	22,629	(9,576)	153,657
Net increase (decrease) in net assets from operations	205,272	2,018,468	2,828	28,065	65,704	270,979

FROM POLICY TRANSACTIONS:
Net purchase payments	4,147	3,867	—	—	—	—
Terminations and withdrawals	(115,146)	(149,727)	—	—	(15,483)	(51,706)
Insurance and other charges	(48,756)	(57,319)	(517)	(1,082)	(10,028)	(12,246)
Net transfers between Sub-Accounts	(558,640)	(1,151,244)	446	(71,860)	(178,271)	(358,011)
Other transfers from (to) the General Account	233	(200)	—	—	—	330
Net increase (decrease) in net assets from Policy transactions	(718,162)	(1,354,623)	(71)	(72,942)	(203,782)	(421,633)
Net increase (decrease) in net assets	(512,890)	663,845	2,757	(44,877)	(138,078)	(150,654)

NET ASSETS:
Beginning of year	9,475,106	8,811,261	90,868	135,745	1,864,272	2,014,926
End of year	$8,962,216	$9,475,106	$93,625	$90,868	$1,726,194	$1,864,272

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019

	Global Atlantic Goldman Sachs Core Fixed Income Portfolio		Global Atlantic Goldman Sachs Global Equity Insights Portfolio		Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
	2020	2019	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$48,274	$56,694	$3	$25	$(4,468)	$(2,275)
Net realized gain (loss)	167,719	35,681	—	(3)	55,026	15,569
Change in unrealized gain (loss)	80,035	227,506	1,090	1,674	144,746	166,674
Net increase (decrease) in net assets from operations	296,028	319,881	1,093	1,696	195,304	179,968

FROM POLICY TRANSACTIONS:
Net purchase payments	356	335	—	—	209	197
Terminations and withdrawals	(24,722)	(107,128)	—	—	(15,820)	—
Insurance and other charges	(21,150)	(23,340)	(60)	(58)	(4,516)	(4,130)
Net transfers between Sub-Accounts	(505,773)	(373,797)	—	—	(57,667)	(45,792)
Other transfers from (to) the General Account	7	(2)	—	—	—	2
Net increase (decrease) in net assets from Policy transactions	(551,282)	(503,932)	(60)	(58)	(77,794)	(49,723)
Net increase (decrease) in net assets	(255,254)	(184,051)	1,033	1,638	117,510	130,245

NET ASSETS:
Beginning of year	3,785,690	3,969,741	9,610	7,972	751,122	620,877
End of year	$3,530,436	$3,785,690	$10,643	$9,610	$868,632	$751,122

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019

	Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio		Goldman Sachs VIT Equity Index Fund		Goldman Sachs VIT Government Money Market Fund
	2020	2019	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$18,143	$15,591	$21,133	$30,888	$(12,971)	$21,641
Net realized gain (loss)	(60,969)	39,292	702,007	751,811	—	—
Change in unrealized gain (loss)	(60,462)	669,608	216,617	795,700	—	—
Net increase (decrease) in net assets from operations	(103,288)	724,491	939,757	1,578,399	(12,971)	21,641

FROM POLICY TRANSACTIONS:
Net purchase payments	—	—	63	59	2,033	99
Terminations and withdrawals	(28,922)	(14,827)	(66,065)	(18,408)	(12,758)	(14,354)
Insurance and other charges	(18,132)	(25,758)	(36,259)	(37,722)	(11,516)	(13,059)
Net transfers between Sub-Accounts	(434,495)	(1,035,265)	(512,086)	(869,128)	(157,216)	(192,326)
Other transfers from (to) the General Account	18	1,164	1	3,626	(3)	15
Net increase (decrease) in net assets from Policy transactions	(481,531)	(1,074,686)	(614,346)	(921,573)	(179,460)	(219,625)
Net increase (decrease) in net assets	(584,819)	(350,195)	325,411	656,826	(192,431)	(197,984)

NET ASSETS:
Beginning of year	3,714,095	4,064,290	6,337,470	5,680,644	2,183,794	2,381,778
End of year	$3,129,276	$3,714,095	$6,662,881	$6,337,470	$1,991,363	$2,183,794

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019

	Goldman Sachs VIT High Quality Floating Rate Fund		Invesco Oppenheimer V.I. Global Strategic Income Fund		Invesco V.I. Health Care Fund
	2020	2019	2020	2019	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(536)	$2,976	$418	$225	$(3,475)	$(4,822)
Net realized gain (loss)	(338)	(119)	(85)	(47)	31,533	19,030
Change in unrealized gain (loss)	41	(85)	(175)	629	49,188	140,111
Net increase (decrease) in net assets from operations	(833)	2,772	158	807	77,246	154,319

FROM POLICY TRANSACTIONS:
Net purchase payments	—	—	—	—	421	—
Terminations and withdrawals	—	—	—	—	(17,804)	(1,176)
Insurance and other charges	(1,307)	(1,460)	(58)	(58)	(3,515)	(3,350)
Net transfers between Sub-Accounts	(12,866)	(5,995)	341	47	(41,631)	(19,009)
Other transfers from (to) the General Account	4	5	—	—	22	40
Net increase (decrease) in net assets from Policy transactions	(14,169)	(7,450)	283	(11)	(62,507)	(23,495)
Net increase (decrease) in net assets	(15,002)	(4,678)	441	796	14,739	130,824

NET ASSETS:
Beginning of year	249,832	254,510	9,271	8,475	635,797	504,973
End of year	$234,830	$249,832	$9,712	$9,271	$650,536	$635,797

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Changes in Net Assets

For the Years Ended December 31, 2020 and 2019

	MFS® Utilities Series
	2020	2019
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$203	$436
Net realized gain (loss)	456	103
Change in unrealized gain (loss)	81	2,551
Net increase (decrease) in net assets from operations	740	3,090

FROM POLICY TRANSACTIONS:
Net purchase payments	—	—
Terminations and withdrawals	—	—
Insurance and other charges	(98)	(98)
Net transfers between Sub-Accounts	—	—
Other transfers from (to) the General Account	—	—
Net increase (decrease) in net assets from Policy transactions	(98)	(98)
Net increase (decrease) in net assets	642	2,992

NET ASSETS:
Beginning of year	16,072	13,080
End of year	$16,714	$16,072

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 1 - Organization

Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co (“Commonwealth Select Separate Account III” or the “Separate Account”), which is a funding vehicle for the Commonwealth Annuity Select SPL and Commonwealth Annuity SPL II variable life insurance policies, is a separate investment account of Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”), established on October 30, 1998, for the purpose of separating from the general assets of Commonwealth Annuity (the “General Account”) those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the “Policies”) issued by Commonwealth Annuity.  Commonwealth Annuity is the Sponsor of the Separate Account.  Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited (“GAFG”), a Bermuda company.

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts.  In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.  Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity.  The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity.  The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).  Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account and the Forethought Variable Insurance Trust (FVIT).  Global Atlantic Distributors, LLC, an affiliate of Commonwealth Annuity, is a wholly-owned indirect subsidiary of GAFG.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a fund.  Twenty-two Sub-Accounts were offered by the Separate Account during 2020, of which nineteen had activity.  Three Sub-Accounts had no Policy owner activity during the year and a zero balance at December 31, 2020.  The three Sub-Accounts are as follows:

Sub-Accounts With No Activity

Fidelity VIP Mid Cap Portfolio

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Invesco Oppenheimer V.I. Conservative Balanced Fund

Each Sub-Account invests exclusively in one of the funds (“Underlying Funds”) that are part of the following fund groups:

Fund Group

Aim Variable Insurance Funds (Invesco Variable Insurance Funds)

Fidelity Variable Insurance Products Funds

Global Atlantic Portfolios

Goldman Sachs Variable Insurance Trust

MFS® Variable Insurance Trust

Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account.  As directed by the owners, amounts may be invested in an Underlying Fund as follows:

Underlying Fund	Class
Fidelity VIP Mid Cap Portfolio	Service Class 2
Global Atlantic BlackRock Allocation Portfolio	Class II
Global Atlantic BlackRock Disciplined Core Portfolio	Class I
Global Atlantic BlackRock Disciplined Core Portfolio	Class II
Global Atlantic BlackRock Disciplined International Core Portfolio	Class II

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 1 - Organization (Continued)

Underlying Fund (Continued)	Class
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Class II
Global Atlantic BlackRock Disciplined Small Cap Portfolio	Class II
Global Atlantic BlackRock Disciplined U.S. Core Portfolio	Class II
Global Atlantic BlackRock Disciplined Value Portfolio	Class I
Global Atlantic BlackRock Disciplined Value Portfolio	Class II
Global Atlantic BlackRock High Yield Portfolio	Class I
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Class I
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	Class II
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	Class II
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	Class II
Goldman Sachs VIT Equity Index Fund	Service Shares
Goldman Sachs VIT Government Money Market Fund	Service Shares
Goldman Sachs VIT High Quality Floating Rate Fund	Service Shares
Invesco Oppenheimer V.I. Conservative Balanced Fund	Series II
Invesco Oppenheimer V.I. Global Strategic Income Fund	Series II
Invesco V.I. Health Care Fund	Series I Shares
MFS® Utilities Series	Service Class

Note 2 - Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements.  Actual results could differ from those estimates.

Subsequent Events

Commonwealth Annuity management has evaluated events subsequent to December 31, 2020.  Other than indicated below, there are no subsequent events requiring accounting adjustments or disclosure.

On February 1, 2021, KKR & Co. Inc., or together with its subsidiaries, “KKR,” completed the acquisition of GAFG by Magnolia Parent LLC (“Magnolia”), a KKR subsidiary, as contemplated by the Agreement and Plan of Merger, dated July 7, 2020 (as amended, the “Merger Agreement”), by and among GAFG, Global Atlantic Financial Life Limited, or “GAFLL,” Magnolia, Magnolia Merger Sub Limited (“Merger Sub”), LAMC LP, and Goldman Sachs & Co. LLC, solely in its capacity as the equity representative.  At the closing of the transaction, or the “Closing,” Merger Sub (a direct wholly-owned subsidiary of Magnolia) merged with and into GAFG, or the “GA Merger,” with GAFG continuing as the surviving entity and as a direct wholly-owned subsidiary of Magnolia, and immediately thereafter, GAFLL merged with and into GAFG, or the “Life Merger” and, together with the GA Merger, the “Mergers.”  In connection with the Closing, Magnolia changed its name to The Global Atlantic Financial Group LLC, or “TGAFG,” and became the new holding company of Global Atlantic’s business.  Also in connection with the Closing, certain previous shareholders of GAFG and GAFLL elected to participate in an equity roll-over to become shareholders of TGAFG, and new co-investors agreed to fund in cash a portion of the purchase price to become shareholders of TGAFG. Following these roll-overs and co-investments, KKR owns 61.1% of TGAFG as of the Closing, which percentage is subject to change due to certain post-closing purchase price adjustments as provided in the Merger Agreement.

Investments

Investment transactions are recorded as of the trade date.  Investments held by the Sub-Accounts are recorded at

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 2 - Summary of Significant Accounting Policies (Continued)

fair value based on the stated net asset value per share (“NAV”) of the Underlying Funds.  The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations.  Realized investment gains and losses are determined using the average cost method.  Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV.  Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

Financial Instruments

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price).  The best evidence of fair value is a quoted price in an active market.  If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establishes a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument’s level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1                                Inputs are unadjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.

Level 2                                Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3                                Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

The open-end mutual funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

Statements of Changes in Net Assets

Policy owners may allocate their Policy values to variable investment options in the Separate Account and to the Fixed Account, which is a part of the General Account that guarantees principal and a fixed minimum interest rate.

Net premiums represent payments received under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes.  Terminations and withdrawals are payments to Policy owners and beneficiaries made under the terms of the Policies and amounts that Policy owners have requested to be withdrawn and paid to them.  Insurance and other charges are deductions from Policy values for Policy fees such as Cost of Insurance.  Cost of Insurance are charges based on individual characteristics such as the age, Policy year, underwriting class, face amount and sex of the insured.  Net transfers between Sub-Accounts are amounts that Policy owners have directed to be moved

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 2 - Summary of Significant Accounting Policies (Continued)

among funds, including permitted transfers from and to the Fixed Account.  Other transfers from (to) the General Account include Policy loan activity and death claims.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (“IRC”).  Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account.  Based on this, no Federal income tax provision is required.  Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law.  A charge may be made in future years for any federal income taxes that would be attributable to the Policies.  The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2020.

Diversification Requirement

Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified.  The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.  The Internal Revenue Service has issued regulations under Section 817(h) of the IRC.  Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Note 3 - Expenses and Related Party Transactions

On the monthly processing date, Commonwealth Annuity deducts the following charges: a Cost of Insurance Charge for the cost of insurance protection under the Policies; an Administrative Fee as reimbursement for expenses related to issuance and maintenance of the Policies; and a Distribution Expense Charge to compensate for a portion of the sales expense incurred with respect to the Policies.  Commonwealth Annuity may also charge other one-time fees for certain Policy transactions, which are not listed in the following table.

The Policy owner may allocate the Policy deductions to any number of Sub-Accounts and to the Fixed Account.  In the absence of allocation instructions, or if the Sub-Accounts chosen do not have sufficient funds to cover the Policy deductions, Commonwealth Annuity makes a pro-rata allocation among the Sub-Accounts in the Policy.

Commonwealth Annuity also assesses a Mortality and Expense Risk Charge.  The Mortality and Expense Risk Charge compensates Commonwealth Annuity for assuming mortality and expense risks for variable interests in the Policy.  The mortality risk assumed by Commonwealth Annuity is that insureds may live for a shorter time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of death proceeds greater than anticipated.  The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies.  If the charge for mortality and expense risks is not sufficient to cover mortality experience and expenses, Commonwealth Annuity absorbs the losses.  If the charge is higher than mortality and expense risk expenses, the difference is a profit to Commonwealth Annuity.

Fees and charges may be deducted daily, monthly, or annually.  They may be deducted from the net assets of each Sub-Account (“Unit Fair Value”) or deducted from individual Policies (“Individual Policy”).  Current fees and charges are summarized in the following table.

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 3 - Expenses and Related Party Transactions (Continued)

	Commonwealth Annuity Select SPL	Commonwealth Annuity SPL II
Mortality and Expense Risk Charge
Frequency	Daily	Daily
Deduction Method	Unit Fair Value	Unit Fair Value
Rate (Annual)	0.90%	0.90%

Cost of Insurance Charge
Frequency	Monthly	Monthly
Deduction Method	Individual Policy	Individual Policy
Rate (Annual)	Varies by Policy	Varies by Policy

Administrative Charge
Frequency	Monthly	Monthly
Deduction Method	Individual Policy	Individual Policy
Maximum Annual Fee	0.20%	0.25%

Distribution Expense Charge
Frequency	Monthly	Monthly
Deduction Method	Individual Policy	Individual Policy
Rate (Annual)	0.90% during the first 10 Policy years	1.15% during the first 10 Policy years

A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the face amount if less than a certain number of years have lapsed from the date of issue or from the effective date of any increase in the face amount.  The maximum surrender charge is a detailed calculation.

Some states and municipalities impose premium taxes, which currently range up to 4.0%, on variable life policies.

The disclosures above summarize fees and charges. There are other fees and charges that may be assessed at the discretion of Commonwealth Annuity, in accordance with Policy terms.

Global Atlantic Investment Advisors, LLC (GAIA) is the investment adviser to the FVIT. GAIA, an affiliate of Commonwealth Annuity, is a wholly owned indirect subsidiary of GAFG. During the year ended December 31, 2020, management fees of the underlying FVIT funds were paid directly by the funds to GAIA in its capacity as investment manager of the FVIT funds.

The FVIT funds’ advisory agreement provides for each fund to pay a fee equal to an annual rate ranging from  0.22% to  0.63% of the applicable fund’s average daily net assets.  In addition, according to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, Class II shares of each FVIT fund paid a fee equal to an annual rate of 0.25% of the fund’s average daily net assets.  Class I shares paid no 12b-1 fee.

The Goldman Sachs Group, Inc. (“Goldman Sachs”) owns approximately 22% of the outstanding ordinary shares of GAFG, and other investors, none of whom own more than 9.9%, own the remaining approximately 78% of the outstanding ordinary shares.

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 3 - Expenses and Related Party Transactions (Continued)

Goldman Sachs Asset Management, L.P. (“GSAM”), a subsidiary of Goldman Sachs, is the investment advisor to the Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”).  During the year ended December 31, 2020, management fees of the underlying Goldman Sachs VIT funds were paid directly by the funds to GSAM in its capacity as investment manager of the Goldman Sachs VIT funds.

The Goldman Sachs VIT funds’ advisory agreement provides for each fund to pay a fee equal to an annual rate ranging from 0.16% to 0.31% of the fund’s average daily net assets.  In addition, according to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each Goldman Sachs VIT fund was contracted to pay a fee equal to an annual rate of 0.25% of the fund’s average daily net assets.  GSAM has the right to fully or partially waive these advisory and 12b-1 fees.

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 4 - Changes In Units Outstanding

The changes in units outstanding were as follows:

	2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Global Atlantic BlackRock Allocation Portfolio	—	(58)	(58)	—	(58)	(58)
Global Atlantic BlackRock Disciplined Core Portfolio Class I	283	(115,340)	(115,057)	3,622	(120,746)	(117,124)
Global Atlantic BlackRock Disciplined Core Portfolio Class II	—	(148)	(148)	21	(13,103)	(13,082)
Global Atlantic BlackRock Disciplined International Core Portfolio	13,071	(40,895)	(27,824)	12,002	(52,392)	(40,390)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	276	(40,689)	(40,413)	1,212	(82,865)	(81,653)
Global Atlantic BlackRock Disciplined Small Cap Portfolio	—	(2)	(2)	—	(2)	(2)
Global Atlantic BlackRock Disciplined Value Portfolio Class I	14,326	(81,354)	(67,028)	8,755	(132,796)	(124,041)
Global Atlantic BlackRock Disciplined Value Portfolio Class II	75	(73)	2	32	(6,596)	(6,564)
Global Atlantic BlackRock High Yield Portfolio	2,983	(23,314)	(20,331)	2,416	(42,876)	(40,460)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	16,751	(66,668)	(49,917)	3,693	(52,654)	(48,961)
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	—	(6)	(6)	—	(6)	(6)
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	3,350	(9,995)	(6,645)	1,561	(5,841)	(4,280)
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	10,125	(61,527)	(51,402)	3,385	(108,855)	(105,470)
Goldman Sachs VIT Equity Index Fund	15,208	(232,879)	(217,671)	1,736	(354,540)	(352,804)
Goldman Sachs VIT Government Money Market Fund	38,564	(187,317)	(148,753)	15,061	(197,501)	(182,440)

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 4 - Changes In Units Outstanding (Continued)

	2020			2019
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Goldman Sachs VIT High Quality Floating Rate Fund	925	(11,208)	(10,283)	1,328	(6,720)	(5,392)
Invesco Oppenheimer V.I. Global Strategic Income Fund	1,179	(731)	448	695	(729)	(34)
Invesco V.I. Health Care Fund	180	(19,110)	(18,930)	4,077	(12,371)	(8,294)
MFS® Utilities Series	—	(16)	(16)	—	(15)	(15)

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 5 - Purchases and Sales of Investments

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2020 were as follows:

Investment Portfolios	Purchases	Sales

Global Atlantic BlackRock Allocation Portfolio	$3,849	$1,419
Global Atlantic BlackRock Disciplined Core Portfolio Class I	862,268	1,569,001
Global Atlantic BlackRock Disciplined Core Portfolio Class II	6,115	2,805
Global Atlantic BlackRock Disciplined International Core Portfolio	183,279	397,676
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	439,859	596,179
Global Atlantic BlackRock Disciplined Small Cap Portfolio	192	51
Global Atlantic BlackRock Disciplined Value Portfolio Class I	643,127	923,666
Global Atlantic BlackRock Disciplined Value Portfolio Class II	5,820	1,528
Global Atlantic BlackRock High Yield Portfolio	126,861	249,956
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	346,989	770,557
Global Atlantic Goldman Sachs Global Equity Insights Portfolio	86	142
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio	90,627	132,709
Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio	124,269	587,658
Goldman Sachs VIT Equity Index Fund	565,715	712,626
Goldman Sachs VIT Government Money Market Fund	50,348	242,778
Goldman Sachs VIT High Quality Floating Rate Fund	2,918	17,622
Invesco Oppenheimer V.I. Global Strategic Income Fund	1,128	427
Invesco V.I. Health Care Fund	16,328	68,392
MFS® Utilities Series	743	235

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 6 - Financial Highlights

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)

Global Atlantic BlackRock Allocation Portfolio
2020	7,215	12.92	93,190	2.11	0.90	13.13
2019	7,273	11.42	83,057	1.96	0.90	19.71
2018	7,332	9.54	69,924	0.33	0.90	(6.19)
2017	—	10.17	—	N/A	N/A	N/A
Global Atlantic BlackRock Disciplined Core Portfolio Class I
2020	1,142,934	14.86	16,983,895	1.50	0.90	18.60
2019	1,257,991	12.53	15,759,938	1.58	0.90	28.12
2018	1,375,115	9.78	13,453,676	1.13	0.90	(5.69)
2017	703,960	10.37	7,296,985	N/A	0.90	3.70
Global Atlantic BlackRock Disciplined Core Portfolio Class II
2020	8,579	14.73	126,393	1.29	0.90	18.31
2019	8,727	12.45	108,636	0.67	0.90	27.82
2018	21,809	9.74	212,472	0.89	0.90	(5.98)
2017	16,747	10.36	173,423	N/A	0.90	3.60
Global Atlantic BlackRock Disciplined International Core Portfolio
2020	434,371	11.14	4,839,798	1.81	0.90	9.00
2019	462,195	10.22	4,722,182	2.30	0.90	19.11
2018	502,586	8.58	4,310,195	2.16	0.90	(15.72)
2017	4,111	10.18	41,832	N/A	0.90	1.80
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
2020	393,836	17.53	6,905,047	0.03	0.90	34.85
2019	434,249	13.00	5,643,785	0.00	0.90	31.31
2018	515,903	9.90	5,106,934	0.71	0.90	(4.26)
2017	132,170	10.34	1,366,062	N/A	0.90	3.40
Global Atlantic BlackRock Disciplined Small Cap Portfolio
2020	297	14.05	4,166	0.44	0.90	19.37
2019	299	11.77	3,515	0.56	0.90	28.92
2018	301	9.13	2,745	0.13	0.90	(10.58)
2017	581	10.21	5,928	N/A	0.90	2.10

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)

Global Atlantic BlackRock Disciplined Value Portfolio Class I
2020	735,655	12.18	8,962,216	2.24	0.90	3.22
2019	802,683	11.80	9,475,106	2.14	0.90	24.08
2018	926,724	9.51	8,811,261	1.50	0.90	(8.82)
2017	1,031,448	10.43	10,753,412	N/A	0.90	4.30
Global Atlantic BlackRock Disciplined Value Portfolio Class II
2020	7,731	12.11	93,625	2.06	0.90	2.98
2019	7,729	11.76	90,868	1.24	0.90	23.79
2018	14,294	9.50	135,745	1.46	0.90	(9.00)
2017	8,165	10.44	85,202	N/A	0.90	4.40
Global Atlantic BlackRock High Yield Portfolio
2020	153,743	11.23	1,726,194	5.71	0.90	4.86
2019	174,074	10.71	1,864,272	5.33	0.90	14.06
2018	214,534	9.39	2,014,926	0.57	0.90	(5.25)
2017	270,347	9.91	2,678,122	N/A	0.90	(0.90)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
2020	305,309	11.56	3,530,436	2.26	0.90	8.44
2019	355,226	10.66	3,785,690	2.36	0.90	8.55
2018	404,187	9.82	3,969,741	0.06	0.90	(1.50)
2017	—	9.97	—	N/A	N/A	N/A
Global Atlantic Goldman Sachs Global Equity Insights Portfolio
2020	864	12.32	10,643	0.93	0.90	11.49
2019	870	11.05	9,610	1.19	0.90	21.30
2018	875	9.11	7,972	1.24	0.90	(11.30)
2017	—	10.27	—	N/A	N/A	N/A
Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio
2020	52,675	16.49	868,632	0.31	0.90	30.25
2019	59,320	12.66	751,122	0.58	0.90	29.71
2018	63,600	9.76	620,877	0.79	0.90	(5.06)
2017	—	10.28	—	N/A	N/A	N/A

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio
2020	292,381	10.70	3,129,276	1.53	0.90	(0.93)
2019	343,783	10.80	3,714,095	1.29	0.90	19.34
2018	449,254	9.05	4,064,290	0.67	0.90	(13.06)
2017	2,561	10.41	26,644	N/A	0.90	4.10
Goldman Sachs VIT Equity Index Fund
2020	1,956,073	3.41	6,662,881	1.26	0.90	16.78
2019	2,173,744	2.92	6,337,470	1.40	0.90	29.78
2018	2,526,547	2.25	5,680,644	1.49	0.90	(5.86)
2017	2,768,636	2.39	6,603,375	1.48	0.90	20.71
2016	3,313,237	1.98	6,574,215	2.20	0.90	10.00
Goldman Sachs VIT Government Money Market Fund
2020	1,658,699	1.20	1,991,363	0.28	0.90	(0.83)
2019	1,807,452	1.21	2,183,794	1.85	0.90	0.83
2018	1,989,892	1.20	2,381,778	1.47	0.90	0.84
2017	2,031,997	1.19	2,418,538	0.50	0.90	0.00
2016	2,203,663	1.19	2,633,139	0.04	0.90	(1.65)
Goldman Sachs VIT High Quality Floating Rate Fund
2020	170,078	1.38	234,830	0.68	0.90	(0.72)
2019	180,361	1.39	249,832	2.08	0.90	1.46
2018	185,752	1.37	254,510	1.87	0.90	0.74
2017	187,774	1.36	255,786	1.35	0.90	0.74
2016	112,464	1.35	152,354	0.99	0.90	0.00
Invesco Oppenheimer V.I. Global Strategic Income Fund
2020	17,459	0.56	9,712	5.58	0.90	1.82
2019	17,011	0.55	9,271	3.43	0.90	10.00
2018	17,045	0.50	8,475	3.98	0.90	(5.66)
2017	23,959	0.53	12,593	1.96	0.90	6.00
2016	22,530	0.50	11,269	4.63	0.90	6.38

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2020

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)

Invesco V.I. Health Care Fund
2020	174,309	3.73	650,536	0.31	0.90	13.37
2019	193,239	3.29	635,797	0.04	0.90	31.08
2018	201,533	2.51	504,973	N/A	0.90	0.00
2017	222,489	2.51	557,528	0.35	0.90	15.14
2016	308,571	2.18	673,611	N/A	0.90	(12.45)
MFS® Utilities Series
2020	2,331	7.17	16,714	2.24	0.90	4.67
2019	2,347	6.85	16,072	3.82	0.90	23.65
2018	2,362	5.54	13,080	0.86	0.90	0.00
2017	2,377	5.54	13,178	4.16	0.90	13.29
2016	2,393	4.89	11,690	3.68	0.90	10.38

(1)         These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit fair values.  The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest.  Investment income has been annualized for periods less than one year.

(2)         These ratios represent the annualized Policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit fair values.  See Note 3 for a list of all unit fair value charges.  Charges made directly to Policy owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3)         These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for the period indicated or from the effective date through the end of the reporting period.  Total return has not been annualized for periods less than one year.

(4)         Investment income ratios, expense ratios, and total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the net assets prior to the final withdrawal.

Commonwealth Annuity and Life Insurance Company and Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co are ultimately controlled by Global Atlantic Financial Group Limited. In connection with the acquisition of a majority of the interests of Global Atlantic Financial Group Limited (the “Global Atlantic acquisition”) on February 2, 2021 by an indirect subsidiary of KKR & Co. Inc., PricewaterhouseCoopers LLP completed an independence assessment to evaluate the services and relationships with the entities that became upstream affiliates of Commonwealth Annuity and Life Insurance Company and Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co, including KKR & Co. Inc., as well as entities that became affiliated entities under common control of KKR & Co. Inc. on February 2, 2021, the closing date of the Global Atlantic acquisition that bear on PricewaterhouseCoopers LLP’s independence under the SEC and the Public Company Accounting Oversight Board (United States) (“PCAOB”) independence rules. Various services provided by PricewaterhouseCoopers LLP to and relationships between PricewaterhouseCoopers LLP and entities becoming affiliates of Commonwealth Annuity and Life Insurance Company and Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co, including affiliated entities under common control of KKR & Co. Inc., were identified that are inconsistent with the auditor independence rules provided in Rule 2-01 of Regulation S-X. For each of the services and relationships identified, PricewaterhouseCoopers LLP provided to those charged with governance for Commonwealth Annuity and Life Insurance Company and Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co an overview of the facts and circumstances surrounding the services and relationships, including the relevant entities and PricewaterhouseCoopers LLP member firms involved, the nature and scope of the services ongoing on the closing date of the Global Atlantic acquisition that were expected to be ongoing during the period between the close of the Global Atlantic acquisition and the conclusion of the audits, an estimation of the fees to be earned related to those services and relationships during the period between the close of the Global Atlantic acquisition and the conclusion of the audits, and other relevant factors bearing on auditor independence. The business relationships and services became impermissible only as a result of the Global Atlantic acquisition on February 2, 2021 and none of the impermissible services and relationships had or will have any impact on the December 31, 2020 financial statements of Commonwealth Annuity and Life Insurance Company and Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co audited by PricewaterhouseCoopers LLP. Additionally, none of the PricewaterhouseCoopers LLP audit engagement team members for the Commonwealth Annuity and Life Insurance Company and Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co audits were involved with the impermissible services or business relationships. The services and relationships identified between PwC and entities that became upstream affiliates of Commonwealth Annuity and Life Insurance Company and Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co, including KKR & Co. Inc., as well as entities that became affiliated entities under common control of KKR & Co. Inc. included: (i) the provision of management-related functions, including bookkeeping services, outsourcing services, project management services, system implementation services, and the preparation and filing of documents with non-tax authorities; (ii) the provision of tax and due diligence services under contingent fee arrangements; (iii) legal and expert services and (iv) business relationships.

Based on the totality of the information provided, both individually and in the aggregate, both PricewaterhouseCoopers LLP and those charged with governance for Commonwealth Annuity and Life Insurance Company and Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co concluded that PricewaterhouseCoopers LLP is capable of exercising objective and impartial judgment in connection with the audits of Commonwealth Annuity and Life Insurance Company’s financial statements and Commonwealth Sel Sep Acct III of Commonwealth Annuity & Life Insurance Co’s financial statements as of and for the period ended December 31, 2020.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2020 and 2019 and for the Years Ended

December 31, 2020, 2019 and 2018 and Supplemental Information

for the Year Ended December 31, 2020

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Index to Statutory Financial Statements

Report of Independent Auditors	3
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus	5
Statutory Statements of Operations	6
Statutory Statements of Changes in Capital and Surplus	7
Statutory Statements of Cash Flows	8
Notes to Financial Statements - Statutory Basis	10

Supplementary Information	60
Supplemental Schedule of Selected Statutory Basis Financial Data	61
Supplemental Schedule of Investment Risk Interrogatories	65
Summary Investment Schedule	70
Supplemental Schedule of Reinsurance Disclosures	71

Report of Independent Auditors

To the Board of Directors of Commonwealth Annuity and Life Insurance Company:

We have audited the accompanying statutory financial statements of Commonwealth Annuity and Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2020 and 2019, and the related statutory statements of operations, changes in capital and surplus, and of cash flows for the years ended December 31, 2020, 2019, and 2018.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for the years ended December 31, 2020, 2019, and 2018.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for the years ended December 31, 2020, 2019, and 2018, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental schedule of selected statutory basis financial data, supplemental schedule of investment risk interrogatories, summary investment schedule and supplemental schedule of reinsurance disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2020 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

PricewaterhouseCoopers LLP /s/

Boston, Massachusetts

March 31, 2021

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

As of December 31, 2020 and 2019

(Dollars in thousands, except share data)	Notes	2020	2019
ASSETS
Bonds	3,4	$30,093,677	$14,203,618
Preferred stocks	3,4	34,828	20,595
Affiliated common stock	3,4	2,907,062	2,846,279
Unaffiliated common stock	3,4	17,707	13,510
Mortgage loans	3,4	2,548,289	1,513,948
Other invested assets including receivables for securities	3,4	297,010	79,570
Cash and short term investments	3,4	1,625,824	698,917
Policy loans	3,4	358,401	364,458
Derivatives	3,4	96,545	82,538
Subtotal, cash and invested assets		37,979,343	19,823,433
Investment income due and accrued		268,507	141,038
Premiums due and deferred	8	4,514	2,854
Reinsurance receivable		270,655	307,261
Net deferred tax asset	6	203,450	44,301
Current federal and foreign tax recoverable		16,973	29,106
Deposit accounting receivable		1,753,416	557,044
Other assets	15	31,687	4,074
Separate account assets	17	2,235,210	2,216,844
Total admitted assets		$42,763,755	$23,125,955

LIABILITIES
Funds held under reinsurance treaties		$23,800,321	$12,933,241
Aggregate reserve for life policies and contracts	9	6,784,271	3,314,721
Aggregate reserve for accident and health policies		2,074,004	75
Deposit funds and other contract liabilities		778,330	723,101
Claims payable		42,505	5,825
Dividends payable to policyholders		451	507
Interest maintenance reserve		206,105	94,269
General expenses and commissions payable		7,170	7,648
Reinsurance payables		298,984	227,163
Transfers from separate accounts due or accrued		(24,161)	(24,812)
Taxes, licenses and fees payable		(325)	2,433
Asset valuation reserve		91,432	44,881
Derivative collateral	3,4	57,790	17,400
Deposit contracts payable		2,934,641	619,745
Other liabilities	15	104,898	95,281
Payable to parent, subsidiaries and affiliates, net		5,676	1,797
Separate account liabilities	17	2,235,210	2,216,844
Total liabilities		$39,397,302	$20,280,119

CAPITAL AND SURPLUS
Common stock, $1,000 par value, 10,000 shares authorized, 2,526 shares issued and outstanding		2,526	2,526
Paid in surplus		1,860,011	1,520,011
Unassigned surplus		683,871	503,254
Surplus notes		820,000	820,000
Other		45	45
Total capital and surplus	11	3,366,453	2,845,836
Total liabilities, capital, and surplus		$42,763,755	$23,125,955

The accompanying notes are an integral part of these financial statements	Page 5

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)	Notes	2020	2019	2018
REVENUE
Premiums and annuity considerations		$5,829,791	$1,591,832	$1,185,872
Net investment income	4	933,845	717,963	516,110
Amortization of interest maintenance reserve	4	18,721	8,937	9,695
Commissions, expense allowances and reserve adjustments on reinsurance ceded		(254,916)	135,915	399,697
Investment management and administration fees from separate accounts		37,146	39,479	42,412
Policyholder fee income		42,775	41,875	39,977
Other income	15	(53,130)	47,966	(20,200)
Total revenue		$6,554,232	$2,583,967	$2,173,563

BENEFITS AND EXPENSES
Benefits paid or provided for:
Surrender benefits		235,537	308,594	358,448
Annuity payments		207,676	121,007	156,408
Death benefits		51,274	52,814	52,648
Disability benefits		35,516	1,413	1,478
Supplementary contracts		39	32	10
Change in policy reserves, deposit funds and other contract liabilities		5,543,921	1,369,868	734,637
Total benefits		6,073,963	1,853,728	1,303,629
Commissions on premiums, annuity considerations and deposit liabilities		4,923	5,963	5,536
Change in loading expenses	8	(151)	(86)	(87)
Commissions and expense allowances on reinsurance assumed		(297,782)	143,818	426,500
General insurance expenses		101,894	83,420	91,279
Insurance taxes, licenses and fees	6	3,947	3,550	218
Net transfers to/(from) separate accounts	17	(60,361)	(62,094)	(63,346)
Change in reserve - modified coinsurance and funds withheld adjustment		684,684	408,871	438,126
Total benefits and expenses		6,511,117	2,437,170	2,201,855
Net income from operations before dividends, federal income taxes and realized capital gains		43,115	146,797	(28,292)
Dividends to policyholders		1,192	1,316	1,308
Net income from operations before federal income taxes and realized capital gains		41,923	145,481	(29,600)
Federal and foreign income tax (benefit)	6	99,231	46,008	37,185
Net income from operations before realized capital gains		(57,308)	99,473	(66,785)
Net realized capital (losses) / gains, net of tax and transfers to interest maintenance reserve		128,033	(131,949)	47,619

Net income		$70,725	$(32,476)	$(19,166)

The accompanying notes are an integral part of these financial statements	Page 6

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

	Common Stock	Paid in Surplus	Surplus Notes	Other	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2017	$2,526	$1,290,011	$620,000	$45	$557,666	$2,470,248

Net income	—	—	—	—	(19,166)	(19,166)
Change in net unrealized capital gains	—	—	—	—	117,104	117,104
Unrealized foreign exchange capital loss	—	—	—	—	(6)	(6)
Change in net deferred income tax	—	—	—	—	(20,881)	(20,881)
Change in non-admitted assets	—	—	—	—	9,097	9,097
Change in unauthorized reinsurance	—	—	—	—	(1,082)	(1,082)
Change in asset valuation reserve	—	—	—	—	(12,954)	(12,954)
Capital contribution	—	130,000	—	—	—	130,000
Change as a result of reinsurance	—	—	—	—	(11,265)	(11,265)
Change in surplus note	—	—	200,000	—	—	200,000
Dividend to stockholders	—	—	—	—	(50,000)	(50,000)
Balance at December 31, 2018	2,526	1,420,011	820,000	45	568,513	2,811,095

Net income	—	—	—	—	(32,476)	(32,476)
Change in net unrealized capital gains	—	—	—	—	(26,313)	(26,313)
Unrealized foreign exchange capital loss	—	—	—	—	—	—
Change in net deferred income tax	—	—	—	—	4,210	4,210
Change in non-admitted assets	—	—	—	—	(8,977)	(8,977)
Change in unauthorized reinsurance	—	—	—	—	(730)	(730)
Change in asset valuation reserve	—	—	—	—	7,790	7,790
Capital contribution	—	100,000	—	—	—	100,000
Change as a result of reinsurance	—	—	—	—	(8,763)	(8,763)
Change in surplus note	—	—	—	—	—	—
Dividend to stockholders	—	—	—	—	—	—
Balance at December 31, 2019	2,526	1,520,011	820,000	45	503,254	2,845,836

Net income	—	—	—	—	70,725	70,725
Change in net unrealized capital gains	—	—	—	—	20,279	20,279
Unrealized foreign exchange capital loss	—	—	—	—	—	—
Change in net deferred income tax	—	—	—	—	162,315	162,315
Change in non-admitted assets	—	—	—	—	6,598	6,598
Change in unauthorized reinsurance	—	—	—	—	(466)	(466)
Change in asset valuation reserve	—	—	—	—	(46,550)	(46,550)
Capital contribution	—	340,000	—	—	—	340,000
Change as a result of reinsurance	—	—	—	—	38,252	38,252
Change in surplus note	—	—	—	—	—	—
Dividend to stockholders	—	—	—	—	—	—
Other changes to capital and surplus	—	—	—	—	(70,536)	(70,536)
Balance at December 31, 2020	2,526	1,860,011	820,000	45	683,871	3,366,453

The accompanying notes are an integral part of these financial statements	Page 7

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)	2020	2019	2018
CASH FROM OPERATIONS
Premiums and annuity considerations	$3,618,218	$1,198,050	$1,618,113
Net investment income	921,223	712,558	438,535
Other income	(146,625)	240,515	173,055
Claims, surrenders and other benefits	(436,840)	(1,094,262)	(971,766)
Commissions and expenses paid	(161,581)	(126,544)	(129,565)
Surplus note interest	(51,250)	(40,858)	(42,978)
Dividends paid to policyholders	(1,247)	(1,351)	(1,341)
Net transfers from separate accounts	65,253	34,383	4,334
Federal income taxes recovered / (paid)	(157,496)	(74,872)	(1,592)
Net cash from operations	3,649,655	847,619	1,086,795

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid
Bonds	6,429,109	4,873,405	4,853,315
Stocks	104,590	—	—
Mortgage loans	104,605	278,406	83,328
Other invested assets	12,620	185,233	197,857
Derivatives	190,419	81,274	277,214
Total investment proceeds	6,841,343	5,418,318	5,411,714
Cost of investments acquired
Bonds	(7,963,076)	(5,130,444)	(4,639,527)
Stocks	(264,297)	(2,950)	(30,000)
Mortgage loans	(1,141,809)	(344,873)	(404,210)
Derivatives	—	(180,484)	(102,869)
Other invested assets	(83,408)	(112,630)	(298,693)
Total cost of investments acquired	(9,452,590)	(5,771,381)	(5,475,299)
Net change in policy loans	15,882	12,842	17,314
Net cash from investments	(2,595,365)	(340,221)	(46,271)

CASH FROM FINANCING AND OTHER SOURCES
Surplus Notes, capital notes	—	—	200,000
Capital and paid in surplus, less treasury stock	340,000	100,000	130,000
Dividends to stockholders	—	—	(50,000)
Net deposits / (withdrawals) on deposit type contracts	55,229	(38,500)	211,513
Net change in derivative collateral	(33,120)	7,500	(128,330)
Net change in funds held for reinsurers	(457,414)	(864,037)	(681,875)
Other cash provided / (applied)	(32,078)	(35,561)	(29,035)
Net cash from financing and other sources	(127,383)	(830,598)	(347,727)
Net change in cash and short term investments	926,907	(323,200)	692,797
Beginning of the year	698,917	1,022,117	329,320
End of the year	$1,625,824	$698,917	$1,022,117

The accompanying notes are an integral part of these financial statements	Page 8

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

SUPPLEMENTAL SCHEDULE OF NON-CASH OPERATING ACTIVITIES
Non-cash assumed reinsurance transactions	$12,280,873	$2,438,936	$5,845,928
Non-cash premiums ceded on a funds withheld basis	(10,014,107)	(574,294)	(5,975,764)
Accrued NII on assumed reinsurance	121,789	—	—
Ceding commission on reinsurance ceded	(306,346)	—	—

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Non-cash exchange of bonds	615,485	183,972	437,054
Assumption transfer of bonds assumed reinsurance transactions	14,333,404	3,058,680	6,426,998
Exchange of surplus note investment for investment in subsidiary	—	365,000	—
Assumption transfer of mortgages	—	—	954,354
Contract loans on assumed reinsurance	9,825	—	—

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Deposit liabilities on reinsurance assumed	2,178,368	—	—
FWH payable and deposit assets on reinsurance ceded	(10,320,453)	—	—

The accompanying notes are an integral part of these financial statements	Page 9

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

1.              ORGANIZATION AND NATURE OF OPERATIONS

Commonwealth Annuity and Life Insurance Company, a Massachusetts domiciled life insurance company (the Company) a wholly owned indirect subsidiary of Global Atlantic Financial Company Limited, a Bermuda company (Global Atlantic, which shall mean Global Atlantic Financial Group Limited and, unless otherwise indicated or the context otherwise requires, its applicable subsidiaries).  Global Atlantic is partially owned by The Goldman Sachs Group Inc.

The Company directly owns all outstanding shares of Accordia Life and Annuity Company (Accordia), an Iowa domiciled company, First Allmerica Financial Life Insurance Company (FAFLIC), a Massachusetts domiciled company, and Forethought Life Insurance Company (FLIC), an Indiana domiciled insurance company.

Effective December 31, 2019, with prior approval of the Texas Commissioner of Insurance and the Indiana Secretary of State, pursuant to Indiana Code 27-1-9-5, the Company’s wholly-owned subsidiary, Forethought National Life Insurance Company, was merged with and into the Company’s subsidiary, FLIC, with FLIC being the surviving entity.

The Company insures and reinsures blocks of fixed and variable annuities, universal and variable universal life insurance, traditional life insurance and group retirement products.

2.              SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (MADOI), which differ in some respects from accounting principles generally accepted in the United Stated of America (GAAP). Prescribed statutory accounting practices (SAP) include publications of the National Association of Insurance Commissioners “Accounting Practices and Procedures Manual” (NAIC SAP), state laws, regulations and general administrative rules. The more significant of these differences are as follows:

•                        Bonds which are “available-for-sale” or “trading” are carried at fair value under GAAP, and are carried at amortized cost under NAIC SAP, except for bonds in or near default which are carried at the lower of fair value or amortized cost under NAIC SAP;

•                        Derivatives are carried at fair value.  However, changes in unrealized capital gains and losses are not recognized in net income, but as changes to surplus;

•                        The Asset Valuation Reserve (AVR) is required under NAIC SAP to offset potential credit-related investment losses on bonds, mortgage loans, stocks, real estate, and other invested assets.  The AVR is recorded as a liability with changes in the reserve accounted for as direct increases or decreases in surplus. Under GAAP, no such reserve is required;

•                        The Interest Maintenance Reserve (IMR) is required under NAIC SAP to defer recognition of realized gains and losses (net of applicable federal income taxes) on short and long term fixed income investments resulting from interest rate changes.  The deferred gain and loss is amortized over the expected remaining life (maturity) of the investment sold.  In the event that realized capital losses exceed gains on a cumulative basis, negative IMR is reclassified to a non-admitted asset. Under GAAP, no such reserve is required;

•                        Policy acquisition costs, such as commissions, and other costs that are directly related to the successful efforts of acquiring new business are deferred under GAAP.  Under NAIC SAP, such items are recorded as expenses when incurred;

•                        Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions under NAIC SAP, instead of using experience-based expense, interest, morbidity, mortality and voluntary withdrawal assumptions, with provision made for adverse deviation or the fair value method as elected with the closed block and no lapse guarantee products under GAAP;

The accompanying notes are an integral part of these financial statements	Page 10

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

•                        Under NAIC SAP, amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective policyholder liabilities.  Under GAAP, amounts recoverable from reinsurers for unpaid losses are recorded as assets and not offset against the respective policyholder liabilities. Reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations.  Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings;

•                        Separate account assets and liabilities include guaranteed separate accounts, also referred to as market value adjusted annuities (MVA), where these are classified under the Company’s General Account under GAAP;

•                        Deferred income taxes, which provide for book/tax temporary differences, are charged directly to unassigned surplus under NAIC SAP, whereas under GAAP, they are included as a component of net income.  Deferred tax assets are also subject to an admissibility test under NAIC SAP;

•                        Under NAIC SAP, certain items are designated as “non-admitted” assets (such as furniture and equipment, prepaid expenses, bills receivable, computer system software, and agents’ balance, etc.) and are excluded from assets by a direct charge to surplus. Under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances;

•                        Under GAAP acquisition accounting, an intangible asset can be assigned a value representing the cost to duplicate, create or replace the asset, assigned a finite life, and amortized accordingly.  NAIC SAP does not recognize this type of transaction but recognizes any amount paid in excess of the subsidiary’s underlying statutory capital and surplus as unamortized goodwill on the parent company’s books. Goodwill is then amortized into unrealized capital gains and losses, on a straight line basis for a period which the acquiring entity benefits economically, not to exceed 10 years;

•                        Under GAAP accounting, Value of Business Acquired (VOBA) represents the difference between estimated fair value of insurance and reinsurance contracts acquired in a business combination and the carrying value of the purchased in-force insurance contract liabilities. For most products, VOBA is amortized over the life of the policies in relation to the emergence of estimated gross profits from surrender charges, investment income, hedges, mortality, net of reinsurance ceded and expense margins and actual realized gains and losses on investments. For UL products with secondary guarantees, VOBA is amortized in relation to the emergence of death benefits, and for most traditional life products, VOBA is amortized in relation to the pattern of U.S. GAAP reserves. Under NAIC SAP, consideration in excess of the net book value of business acquired is recognized as a ceding commission.  Ceding commission expenses are recognized in income on the date of the transaction.  Ceding commission revenues are recognized as a separate surplus item on a net of tax basis and are subsequently amortized into income as earnings from the business emerge.

•                        Under NAIC SAP, revenues for annuity contracts and universal life policies consist of the entire premium received, and benefits incurred represent the total of death benefits paid, surrenders (net of surrender charges), and the change in policy reserves.  Under GAAP, premiums received for annuity contracts and universal life that do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.  Charges for mortality expenses and surrenders for both types of policies would be recognized as revenue under GAAP;

•                        Policyowner dividends are recognized when declared under NAIC SAP rather than over the term of the related policies as required by GAAP;

•                        Under GAAP the Company has elected to carry the funds withheld assets at fair value while for statutory treatment the Company carries the funds withheld assets at amortized cost;

•                        Under NAIC SAP, cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less.  Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less;

The accompanying notes are an integral part of these financial statements	Page 11

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

•                        Investments in subsidiaries where the Company has the ability to exercise control are consolidated for GAAP reporting. Under NAIC SAP, the equity value of subsidiaries is recorded as other invested assets and investments in common stocks of affiliated entities;

•                        Surplus notes are instruments which have characteristics of both debt and equity, and are subject to strict control by the reporting entity’s domiciliary regulator.  Under NAIC SAP, surplus notes issued by a reporting entity are classified as an increase to surplus, and accrued interest payable is recognized only when approval to pay such interest has been obtained by the regulator.  Under GAAP, surplus notes are classified as debt, and interest payable is incurred on a straight-line basis.

•                        Bond portfolios and associated liabilities comprising guaranteed separate accounts, also referred to as market value adjusted annuities, are included in separate accounts for NAIC SAP, whereas these are classified under the Company’s general account under GAAP.

The effects on the financial statements of the variances between statutory and GAAP, although not readily determinable, are presumed to be material.

Use of Estimates

The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period.  Actual results could differ significantly from those estimates.  Significant estimates included in the accompanying statutory basis financial statements are assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities and accruals relating to legal and administrative proceedings and estimates to establish the reserves for future policy benefits.

Investments

Bonds

The NAIC classifies bonds into six quality categories.  These categories range from 1 (the highest) to 5 (the lowest) for non-defaulted bonds, and category 6 for bonds in default.  Bonds in default are required to be carried at the lower of amortized cost or NAIC fair value.  Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Bonds and preferred stocks, excluding loan-backed and structured securities (LBASS), are stated at amortized cost using the modified scientific method, or fair value in accordance with the “Purposes and Procedures Manual (P & P Manual) of the NAIC Capital Markets and Investment Analysis Office” (CMIAO).  Fair values are measured in accordance with the Statements of Statutory Accounting Principles (SSAP) No. 100 Fair Value Measurements (SSAP No.100).  Short-term investments are highly liquid investments readily convertible to cash, with maturities of greater than 90 days and less than one year at time of purchase and are reported at amortized cost.

LBASS are stated at amortized cost or fair value in accordance with the P & P Manual of the CMIAO.  Prepayment assumptions are primarily obtained from external sources or internal estimates, and are consistent with the current interest rate and economic environment.  The prospective adjustment method is used on most non-agency LBASS.  Fair values are based on quoted market prices.  If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models, based on discounted cash flow analysis.  The Company reviews securities at least quarterly for other-than-temporary impairments (OTTI) using current cash flow assumptions.

The NAIC has contracted with Blackrock, for non-agency Residential Mortgage Backed Securities (RMBS) and Commercial Mortgage Backed Securities (CMBS), to provide expected loss information, which the Company must use to determine the appropriate NAIC designations for accounting, and risk-based capital (RBC) calculations.

The accompanying notes are an integral part of these financial statements	Page 12

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Preferred Stock

Preferred stocks are carried at cost or amortized costs except those rated NAIC class 4 or lower quality, which are carried at the lower of cost or fair value. Changes to preferred stock values are reported as an adjustment to surplus.

Common Stock

Affiliated common stock is carried at statutory surplus plus any admitted goodwill established in accordance with SSAP No. 68, Business Combinations and Goodwill (SSAP No. 68) and SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities (SSAP No. 97).  Changes to statutory surplus of affiliates, net of amortization of goodwill, are reported as an adjustment to surplus.

Mortgage Loans

Commercial mortgage loans and mezzanine real estate loans (real estate loans) acquired at a premium or discount are carried at amortized cost using the effective interest rate method.  Real estate loans held by the Company are diversified by property type and geographic area throughout the United States. Real estate loans are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement.  The Company assesses the impairment of loans individually for all loans in the portfolio.  The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses.

Repurchase Agreements

Repurchase agreements are accounted for in accordance with SSAP No. 103, Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (SSAP No. 103).  The transactions are accounted for as collateralized borrowings in which the underlying securities continue to be reported as investments by the Company and the proceeds from the sale are recorded as a liability

Financial Instruments and Derivatives

In the normal course of business, the Company enters into transactions involving various types of financial instruments including derivatives.  Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors.  Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter (OTC) derivatives, or they may be listed and traded on an exchange (exchange-traded). Exchange-traded equity futures are transacted through a regulated exchange. From time to time, futures contracts are terminated.  The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk.

The Company uses OTC and Listed derivatives to hedge its exposure to annuity and life insurance products, foreign investment, and macro-economic factors such as rates and equity.  More specifically for General Business Hedges of rates and equity movements, the Company utilizes listed futures, OTC swaps & swaptions, OTC & listed options and TRS.  Other block rate hedges utilize OTC swaps and listed futures.  For the VA block the Company utilizes OTC swaps listed futures, OTC / Listed options.  In accordance with SSAP No. 86, Derivatives (SSAP No. 86), the Company has elected to account for these derivatives using the fair value method of accounting. Under such treatment, the derivatives are marked to market, with changes in fair value recorded as unrealized investment gains or losses.  Upon termination, the unrealized investment gains and losses are reclassified to realized gains and losses in earnings. The Company values the OTC options utilizing the Black-Scholes and Heston models. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs.  The parties with whom the Company enters into OTC option contracts are highly rated financial institutions.  Contracts are also fully supported by collateral, which minimizes the credit risk associated with such contracts.

Policy Loans

Policy loans are carried at unpaid principal balances.

The accompanying notes are an integral part of these financial statements	Page 13

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Other Invested Assets

Other invested assets consist primarily of surplus note, life settlement policies and ownership interests in partnerships. The Company values these interests based upon the investment method and their proportionate share of the underlying GAAP equity of the investment.

Cash and Short-Term Investments

Cash and short-term investments include cash on hand, amounts due from banks, and highly liquid short-term investments. The Company considers all investments with an original maturity of 90 days or less as cash equivalents. Cash equivalent investments are stated at amortized cost.  The Company considers all investments with an original maturity of greater than 90 days and less than one year as short-term investments.  Short-term investments are stated at amortized cost.

Investment Income

Investment income is recognized on an accrual basis.  Any investment income which is over 90 days past due is excluded from surplus. Investments in bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received. Interest income on policy loans is recorded as earned using the contractually agreed upon interest rate and is included in accrued investment income until the policy’s anniversary date at which point the interest is capitalized and added to principal.

Capital Gains and Losses

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes.  The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets.  These amounts are determined using a formula prescribed by the NAIC and are reported as a liability.  The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Under a formula prescribed by the NAIC, the Company defers, to the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The IMR liability establishes a reserve for realized gains and losses, net of tax, resulting from changes in interest rates on short and long term fixed income investments. The Company acquires IMR associated with certain assumed blocks of business through reinsurance transactions. Should realized capital losses exceed gains on a cumulative basis, the resulting negative IMR is reclassified to assets and is non-admitted. Net realized gains and losses charged to the IMR are amortized into revenue over the remaining life of the investment sold.

Dividends declared by or received from a subsidiary are recognized in investment income to the extent that these are not in excess of the affiliate’s unassigned surplus.  Dividends in excess of the affiliate’s unassigned surplus are offset against the carrying amount of the investment.

Changes in non-admitted asset carrying amounts of bonds and mortgages on real estate are credited directly to unassigned surplus.

The Company evaluates mortgages for impairment based on the credit quality of the borrowers ability to pay, common stocks, which are primarily affiliated companies, based on the underlying financial condition of those companies, and joint ventures, partnerships and Limited Liability Companies (LLCs) when it is probable that it will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings that would justify the carrying value of the investment.

The accompanying notes are an integral part of these financial statements	Page 14

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to the following: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer’s ability to meet current and future principal and interest obligations for bonds; the length and severity of the impairment; and, the financial condition and near term and long-term prospects for the issuer. The review process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. The process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. Additional factors are considered when evaluating the unique features that apply to certain structured securities, including but not limited to the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority with the tranche structure of the security.

Recognition of Premium Income and Acquisition Costs

Life premiums are recognized as income over the premium-paying period of the related polices.  Annuity considerations are recognized as income when received.  Deposits on deposit-type contracts, such as supplemental contracts, dividend accumulations, and premium and other deposit funds, are recorded as a liability when received.  Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.  Considerations for inforce block liabilities assumed are recognized as premium income when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Deposit Accounting

In accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R) and Actuarial Guidance A791 “Life and Health Reinsurance Contracts”, deposits and returns of deposits are recorded directly on the balance sheet with an offset to surplus, instead of carried through the Statements of Operations.  Fee income and expenses are recorded as earned / incurred.  The liabilities under applicable treaties are re-categorized as deposit liabilities rather than reserves, and any unpaid settlements are categorized as other payables or receivables rather than reinsurance payables / receivables.

Reinsurance and Modified Coinsurance and Funds Withheld Reserve Adjustment

Reinsurance premiums, commissions, expense reimbursement, claims, and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies. A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile. Changes in this liability are reported directly in unassigned surplus. Policy and contract liabilities ceded have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

In accordance with SSAP No. 61R, the cedant retains the assets supporting the ceded reserves for modified coinsurance or funds withheld coinsurance.  The counterparties settle the statutory net income. The significant contributors to this settlement are transfers from separate accounts, change in statutory reserves, mark-to-market of the derivative portfolio and other investment returns.

Policy and Contract Claims

The liability for policy and contract claims is based on actual claims submitted but not paid on the statement date and an estimate of claims that had been incurred but not been reported on the statement date.

The accompanying notes are an integral part of these financial statements	Page 15

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Insurance Reserves and Annuity and Other Fund Reserves

Reserving Practices

Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based upon accepted actuarial methods.  These liabilities are computed based upon mortality, morbidity, withdrawal, and interest rate assumptions applicable to this coverage.  Reserves for life insurance and annuity policies are computed using interest rates ranging from 2.5% to 6.5% for life insurance policies and 1.00% to 11.75% for annuity contracts.  Mortality, morbidity, and withdrawal assumptions for all policies are based on industry standards and assumptions prescribed by statute.  The assumptions vary by plan, age at issue, year of issue and duration.

For non-universal life plans and universal life accidental death and waiver of premium features, tabular interest, tabular less actual reserve released and tabular costs are calculated by formulas as set by the NAIC. For universal life, except for accidental death and waiver of premium features, tabular interest and tabular cost are equal to actual credits and charges to the policies. Tabular interest on funds not involving life contingencies is calculated by formula.

For individual life insurance, claim reserves are established equal to 100% of the benefit payable, net of amounts recoverable from reinsurers portfolio of life settlement policies and investments in partnerships.

Claim reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract.  At December 31, 2020 and 2019, approximately 50.7% and 39.2% of the account value, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

The Company’s variable annuity contracts contain guaranteed minimum death benefit (GMDB) features.  Approximately 97% of the net amounts at risk of these contracts reduce the death benefit proportionately in the event of a partial withdrawal.  For all variable annuity contracts, including those that reduce the death benefit on a dollar-for-dollar basis, reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method (CARVM) and VM-21 (CARVM for variable annuities).  The adoption of VM-21 did not have a significant impact on the Company.

Waiver of Premiums, and Gross Premiums less than Net Premiums

The Company waives deduction of deferred fractional premiums at policyholder death and returns any portion of the final premium paid beyond the month of death.  Surrender values are not promised in excess of the legally computed reserves.

As of December 31, 2020 and 2019, the Company had $79,469 and $84,938, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation required by the Commonwealth of Massachusetts.

Other increases reflect significant items for changes in adjustment from fund value to reserve for annuities and universal life insurance.

Policy liabilities and accruals are based on the various estimates discussed above.  Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force.  The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

The accompanying notes are an integral part of these financial statements	Page 16

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Substandard Policies

For universal life, extra premiums are assessed for substandard lives in addition to the standard mortality charges.  Mean reserves include (1) the standard mean reserve plus (2) the excess of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and/or the appropriate additional mortality charge per 1,000 and 4.5%, 5.5% or 6% interest over the standard mean reserve.  In no event is the total reserve less than the policy’s cash surrender value.

For other life products, extra premiums are assessed for substandard lives in addition to the standard gross premium.  Mean reserves for policies and riders based on table ratings include (1) the regular mean reserve for the plan and (2) the excess, if any, of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and 4.0%, 5.0% or 5.5% interest over the standard mean reserve.  In the case of flat extra premium ratings, mean reserves are equal to (1) the regular mean reserve and (2) 1/2 of the net extra premium.

Federal Income Taxes

Deferred federal income taxes are calculated as defined by SSAP No. 101, Income Taxes (SSAP No. 101).  SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax bases of reporting.  The deferred tax assets are then subject to an admissibility test, which can limit the amount of deferred tax assets that are recorded.  The deferred federal income taxes result primarily from insurance reserves, policy acquisition expenses, and ceding commissions.

Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life insurance contract holders.  Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations and are generally stated at fair value.  The investment income gains and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company’s net income.  Appreciation and depreciation of the Company’s interest in the separate accounts, including undistributed net investment income, is reflected as other income.  The fair value of assets and liabilities held in separate accounts is based on quoted market prices.  Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for separate account liabilities.

The Company receives fees for assuming mortality and certain expense risks.  Such fees are included in Other Income in the accompanying Statement of Operations.  Reserves in the separate accounts for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VA CARVM) under Actuarial Guideline 43 (AG 43).

Transfers from Separate Accounts Due or Accrued, and Accrued Expense Allowance

The Company records a negative liability due from the separate accounts which primarily represents amounts that are held for policy account values in excess of statutory reserves, and certain other policy charges, including cost of insurance charges, administrative charges and guaranteed GMDB charges, partially offset by associated reinsurance credits.  This negative liability due from the separate accounts also includes assumed and ceded business.  Amounts held in excess of the statutory reserves cannot be transferred from the separate account unless the policy is terminated or the policy account value is withdrawn.

Guaranty Fund Assessments

Guaranty fund assessments are paid to various states.  The assessments are amortized against the premium tax benefit period.

The accompanying notes are an integral part of these financial statements	Page 17

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Goodwill

As a result of the acquisitions of FLIC and Accordia, the Company recognized an asset for goodwill, which was accounted for based on the statutory purchase method.

Recently Adopted Accounting Standards

In May, 2020, the NAIC Statutory Accounting Principles Working Group issued INT 20-07: Troubled Debt Restructuring of Certain Debt Investments Due to COVID-19.  As it relates to all debt securities, the interpretation establishes exceptions for the recognition of troubled debt restructuring for debtors who are experiencing financial difficulty.  The interpretation provides practical expedients in assessing whether modifications in response to COVID-19 are insignificant under SSAP No. 36, Troubled Debt Restructurings, and in assessing whether an exchange is substantive under SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities.  The Working Group adopted revisions to SSAP No. 26R - Bonds, to establish an exception for the recognition of other-than-temporary impairments, which states that when bond terms are modified from the original terms, future impairment assessments shall be based upon the modified rather than the original contract terms.  The Company has adopted the guidance in the current period.

In May, 2020, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 2R, Cash, Cash Equivalents, Drafts, and Short-Term Investments, which restrict the classification of certain related party or affiliated investments as cash equivalent or short-term investment.  Additionally, adopted guidance requires disclosures identifying investments which remain on the short-term schedule for more than one year.  The Company has made such disclosure in these statements, as applicable.

In May, 2020, the NAIC Statutory Principles Working Group adopted revisions to SSAP No. 41 - Surplus Notes.  These revisions increase disclosure requirements regarding the issuance of surplus notes and the associated asset in which the terms negate or reduce typical cashflow exchanges.  The Company has adopted this guidance and there is no impact to the Company as a result of these revisions.

On April 15, 2020, the NAIC Statutory Accounting Principles Working Group adopted FASB Interpretation 20-01: ASU 2020-04 — Reference Rate Reform allowing temporary (optional) expedient and exception interpretative guidance, with a sunset date of December 31, 2022.  These optional expedients would allow entities (under certain circumstances) to avoid having to remeasure contracts or reassess a previous accounting determination for hedged items.  The Working Group adopted revisions to SSAP No. 15 -  Debt Holding Company Obligations, SSAP No. 22R - Leases, and SSAP No. 86 - Derivatives, to transition from LIBOR to more observable or transaction-based reference rates.  The Company will adopt this guidance and any changes to the Company will be reflected on a prospective basis.

In July, 2020, as part of the Investments Classification Project, the NAIC Statutory Accounting Principles Working Group adopted substantive changes to SSAP No. 32 - Preferred Stock.  The new guidance, which is effective January 1, 2021, with the option to early adopt in 2020, states that preferred stock is to be classified as redeemable, perpetual, or mandatorily convertible, and distinct measurement standards are applied to each category.  Redeemable preferred stock shall be reported at amortized cost if it is rated 1 or 2, or at the lower of amortized cost or fair value if it is rated 3 through 6.  Perpetual preferred stock shall be reported at fair value.  Mandatorily redeemable preferred stock shall be reported at fair value not to exceed any call price.  The Company will adopt this guidance and apply it prospectively on its effective date in 2021.

In July, 2020, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R - Bonds, which clarifies guidance around gains and losses, inclusive of fees and penalties, resulting from bond tender offers and bonds called before their maturity date.  Prepayment fees and acceleration fees paid when a bond is liquidated prior to its maturity date shall be recognized in investment income when received.  The Company has adopted this guidance and reflected amounts in investment income in the current period as applicable.

In July, 2020, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 3 - Accounting Changes and Corrections of Errors, which clarified that voluntary decisions to choose one allowable reserving methodology over another, which require commissioner approval under the Valuation Manual, shall be reported as a change in valuation basis.  The Company has adopted this guidance and there is no impact to the Company in the current period.

The accompanying notes are an integral part of these financial statements	Page 18

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

In April, 2020, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 100R — Fair Value, which requires the removal and modification of certain disclosures and added new disclosures related to fair value measurements.  The Company has made such disclosures in these statements.

In December, 2019, the NAIC Statutory Accounting Principles Working Group adopted revisions to guidance surrounding Supplemental Investment Risk Interrogatories, which clarified that Investments held in diversified funds do not need to be separately aggregated with other investments for the purposes of issuer concentration disclosures.  The Company has adopted this guidance in 2020 and there is no impact to the Company as a result of these revisions.

In April, 2019, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 100R — Fair Value (SSAP No. 100R), which requires the removal and modification of certain disclosures and added new disclosures related to fair value measurements.  The Company has made such disclosures in these statements.

In April, 2019, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 86 — Derivatives (SSAP No. 86), which reflect updated benchmark interest rates for hedge accounting permitted under U.S. GAAP.  The Company adopted this guidance in 2019 and any impacts on the Company are included as applicable.

In May, 2019, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R — Bonds (SSAP No. 26R), which provides guidance for when bonds are called with consideration received less than par and clarifies in instances where consideration received is less than book adjusted carrying value, the entire difference should be reported through investment income.  There was no significant impact to the Company due to the adoption of these revisions.

In May, 2019, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R — Bonds (SSAP No. 26R) and SSAP No. 72 — Surplus and Reorganization (SSAP No. 72), which clarifies bonds received as property dividends or capital contributions should be recorded at fair value.  The Company has historically accounted for property dividends or capital contributions at fair value.  As a result there was no impact to the Company due to the adoption of these revisions.

In August, 2019, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 43R — Loan-Backed and Structured Securities (SSAP No. 43R), which clarifies if a SSAP No. 43R security has different NAIC designations by lot, then the reporting entity shall either 1) report the entire investment in a single reporting line at the lowest NAIC designation that would apply to a lot or 2) report the investment separately by purchase lot in the investment schedule.  The Company continues to report SSAP No. 43R securities separately by purchase lot in the investment schedules, so there was no impact to the Company due to the adoption of these revisions.

In August, 2019, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 25 — Affiliates and Other Related Parties (SSAP No. 25), SSAP No. 26R — Bonds (SSAP No. 26R), SSAP No. 32 — Preferred Stock (SSAP No. 32), SSAP No. 43R — Loan-Backed and Structured Securities (SSAP No. 43R) and SSAP No. 48 — Joint Ventures, Partnerships and Limited Liability Companies, clarifying the application of SSAP No. 25 as well as a related party classification when a transaction is in substance a related party transaction.  The adoption of these clarifications had no impact in the Company’s financial statements.

The accompanying notes are an integral part of these financial statements	Page 19

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

3.              INVESTMENTS

Bonds

Book Adjusted/Carrying Values and Fair Values

The book adjusted/carrying value and fair value of investment in long term, short-term (excludes non-bond investments of $19,555 and $19,708) and cash equivalent bonds (excludes non-bond cash and cash equivalent investments of $1,192,335 and $543,567) are as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2020
Long term, short-term and cash equivalent bonds
United States Government and agencies	$636,361	$5,731	$(13,756)	$628,336
State and political subdivisions	2,590,158	225,562	(1,683)	2,814,037
Foreign government	191,727	4,822	(184)	196,365
Corporate securities	16,746,203	1,121,811	(11,960)	17,856,054
Asset-backed securities	6,789,342	110,940	(53,686)	6,846,596
Commercial mortgage-backed securities	1,073,051	31,688	(17,470)	1,087,269
Residential mortgage-backed securities	2,066,835	157,207	(18,967)	2,205,075
Total long term bonds	30,093,677	1,657,761	(117,706)	31,633,732
Short-term bonds	105,020	96	(16)	105,100
Cash equivalent bonds	308,914	7	(5)	308,916
Total long term, short-term and cash equivalent bonds	$30,507,611	$1,657,864	$(117,727)	$32,047,748

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2019
Long term, short-term and cash equivalent bonds
United States Government and agencies	$103,070	$1,967	$(579)	$104,458
State and political subdivisions	965,959	120,901	(705)	1,086,155
Foreign government	34,205	1,639	—	35,844
Corporate securities	6,154,131	458,559	(7,575)	6,605,115
Asset-backed securities	4,481,323	74,989	(20,884)	4,535,428
EFT bonds	—	—	—	—
Commercial mortgage-backed securities	810,036	27,830	(1,667)	836,199
Residential mortgage-backed securities	1,654,894	174,666	(9,074)	1,820,486
Total long term bonds	14,203,618	860,551	(40,484)	15,023,685
Short-term bonds	132,143	88	—	132,231
Cash equivalent bonds	3,499	—	—	3,499
Total long term, short-term and cash equivalent bonds	$14,339,260	$860,639	$(40,484)	$15,159,415

The accompanying notes are an integral part of these financial statements	Page 20

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

At  December 31, 2020 and 2019, respectively, 97.5% and 98.7% of debt securities were rated by the NAIC as investment grade (1 or 2).

The book adjusted/carrying value and fair value of bonds by contractual maturity at December 31, 2020 are shown below.  Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligations back to the issuers.  Mortgage-backed securities are included in the category representing their stated maturity.

	Book/ Adjusted Carrying Value	Fair Value
Due in one year or less	$470,008	$470,258
Due after one year through five years	3,317,995	3,374,361
Due after five years through ten years	6,547,072	6,741,634
Due after ten years	10,209,931	11,289,653
Mortgage-backed and asset-backed securities	9,962,605	10,171,842
Total	$30,507,611	$32,047,748

Continuous Losses

The following tables provide information about the Company’s bonds that have been continuously in an unrealized loss position.

	Less than or Equal to		Greater than
	Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
December 31, 2020	Value	Losses	Value	Losses	Value	Losses
Long term, short-term and cash equivalent bonds:
United States Government and agencies	$570,723	$(13,756)	$—	$—	$570,723	$(13,756)
State and political subdivisions	150,226	(1,683)	—	—	150,226	(1,683)
Foreign government	32,419	(184)	—	—	32,419	(184)
Corporate securities	1,604,776	(10,515)	45,305	(1,445)	1,650,081	(11,960)
Asset-backed securities	1,014,034	(42,350)	404,609	(11,336)	1,418,643	(53,686)
Commercial mortgage-backed securities	344,087	(17,470)	—	—	344,087	(17,470)
Residential mortgage-backed securities	409,572	(13,770)	131,157	(5,197)	540,729	(18,967)
Total long term bonds	4,125,837	(99,728)	581,071	(17,978)	4,706,908	(117,706)
Short-term bonds	51,539	(16)	—	—	51,539	(16)
Cash equivalent bonds	26,372	(5)	—	—	26,372	(5)
Total long term, short-term and cash equivalent bonds	$4,203,748	$(99,749)	$581,071	$(17,978)	$4,784,819	$(117,727)

The accompanying notes are an integral part of these financial statements	Page 21

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

	Less than or Equal to		Greater than
	Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
December 31, 2019	Value	Losses	Value	Losses	Value	Losses
Long term, short-term and cash equivalent bonds:
United States Government and agencies	$22,130	$(579)	$46	$—	$22,176	$(579)
State and political subdivisions	104,085	(689)	1,107	(16)	105,192	(705)
Corporate securities	268,153	(4,298)	76,041	(3,277)	344,194	(7,575)
Asset-backed securities	731,469	(4,021)	533,064	(16,863)	1,264,533	(20,884)
Commercial mortgage-backed securities	210,834	(1,386)	11,094	(281)	221,928	(1,667)
Residential mortgage-backed securities	311,032	(5,456)	115,485	(3,618)	426,517	(9,074)
Total long term bonds	1,647,703	(16,429)	736,837	(24,055)	2,384,540	(40,484)
Short-term bonds	25,932	—	—	—	25,932	—
Total long term, short-term and cash equivalent bonds	$1,673,635	$(16,429)	$736,837	$(24,055)	$2,410,472	$(40,484)

The Company has the intent and ability to hold all bonds in an unrealized loss position until amortized costs basis is recovered.

As of December 31, 2020 and 2019, the number of securities in an unrealized loss position for over 12 months consisted of 77 and 97, respectively.

In the course of the Company’s asset management, no securities have been sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio.

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all information required for the NAIC to provide a NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as “5GI Securities”.

The Company’s 5GI securities as of December 31, 2020 and 2019, respectively, were as follows:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBASS - AC	13	3	222,995	30,925	223,585	31,530
Total	13	3	$222,995	$30,925	$223,585	$31,530

AC – Amortized cost

BACV – Book adjusted carrying value

Subprime Mortgage Related Risk Exposure

While the Company holds no direct investments in subprime mortgage loans, the Company has limited exposure to subprime borrowers, through direct investments in primarily investment grade securities with underlying subprime exposure.  The Company’s definition of subprime is predominantly based on borrower statistics from a residential pool of mortgages.  Included in the statistics evaluated is the average credit score of the borrower, the loan-to-value ratio, the debt-to-income statistics, and the diversity of all these statistics across the borrower profile.  As is true for all securities in the Company’s portfolio, the Company reviews the entire portfolio for impairments at least quarterly.  Included in that analysis are current delinquency and default statistics, as well as the current and original levels of subordination on the security.

The accompanying notes are an integral part of these financial statements	Page 22

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

The Company has indirect subprime exposure through the following investments:

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2020
Residential mortgage-backed securities	$83,863	$82,498	$92,277	$—
Total	$83,863	$82,498	$92,277	$—

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2019
Residential mortgage-backed securities	$67,890	$67,669	$75,628	$—
Total	$67,890	$67,669	$75,628	$—

Mortgage Loans

Maturities

The maturity distribution for mortgages is as follows:

	Year Ended December 31,
	2020	Percentage
2021	$237,595	9.32%
2022	212,544	8.34%
2023	720,151	28.26%
2024	300,219	11.78%
2025 and thereafter	1,077,781	42.30%
Total	$2,548,289	100.00%

Regions and Type

The Company individually and collectively evaluates all its mortgage loans for impairment.  The credit quality indicator for the Company’s mortgage loans is an internal measure based on the borrower’s ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  There were no loans in arrears and no valuation allowances deemed necessary at December 31, 2020.  The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration.

The accompanying notes are an integral part of these financial statements	Page 23

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

The following tables present the Company’s mortgage loans by geographic region and property type.

The mortgage loans were concentrated in the following regions:

	Year Ended December 31,
	2020	Percentage	2019	Percentage
East North Central	$34,224	1.34%	$13,609	0.90%
East South Central	16,202	0.64%	1,037	0.07%
Mid Atlantic	302,207	11.86%	202,492	13.38%
Mountain	147,577	5.79%	97,194	6.42%
New England	85,152	3.34%	50,242	3.32%
Pacific	598,181	23.47%	143,888	9.50%
South Atlantic	311,230	12.21%	212,385	14.03%
West North Central	31,695	1.24%	—	—%
West South Central	691,281	27.14%	504,966	33.35%
Various	330,540	12.97%	288,135	19.02%
Total	$2,548,289	100.00%	$1,513,948	100.00%

The mortgage loans by type are as follows:

	Year Ended December 31,
	2020	Percentage	2019	Percentage
Apartment/multifamily	$632,139	24.80%	$387,908	25.62%
Industrial	355,441	13.95%	193,423	12.78%
Lodging	16,720	0.66%	5,750	0.38%
Office	579,286	22.73%	537,586	35.51%
Retail	326,612	12.82%	280,600	18.53%
Residential	587,941	23.07%	58,439	3.86%
Other	50,150	1.97%	50,242	3.32%
Total	$2,548,289	100.00%	$1,513,948	100.00%

The maximum and minimum lending rates for new mortgage loans made during 2020 were 5.00% and 2.20%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan was 79.70%. There were no taxes, assessments or other amounts advances that were no included in the mortgage total.

Derivatives and Hedging Activities

The Company utilizes various derivative instruments to hedge risk identified in the normal course of its insurance business.  The Company’s derivative instruments are primarily used to hedge a wide range of risks including interest rate risk, equity market risk and foreign currency exchange rate risk.  The Company receives collateral from its derivative counterparties to limit the risk of nonperformance by the counterparties.

The Company manages its equity market risk by entering into certain OTC derivatives, primarily equity options and swaps, as well as exchange traded equity options and futures.  The Company trades exchange-traded fixed income future contracts, OTC swaps and swaptions to protect against interest rate risk. The total net carrying value of derivative assets, net of derivative liabilities, was $87,658 and $40,531 as of December 31, 2020 and 2019, respectively.

The accompanying notes are an integral part of these financial statements	Page 24

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Under SSAP No. 86, the Company has elected to account for its derivatives using the fair value method of accounting, with changes in fair value recorded as unrealized investment gains or losses.  The realized gains or losses are recorded upon the derivative contract expiry.

The current credit exposure of the Company’s OTC derivative contracts is limited to the fair value of $60,371 as of December 31, 2020.  Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining full collateral of $57,790 from counterparties as of December 31, 2020.  In the event of the nonperformance by the counterparties, the Company has the right to the collateral pledged by counterparties.  The exchange-traded derivatives are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The fair value of the derivative assets and liabilities by risk hedged, prior to derivative netting through same counterparties, were as follows:

December 31, 2020

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts

Equity/index	$66,322	$9,603	$1,561,451
Inflation	34,571	3,633	2,607,992
Gross fair value of derivative instruments	$100,893	$13,236	$4,169,443

Offset per SSAP No. 64	(4,349)	(4,349)
Net fair value of derivative instruments	$96,544	$8,887

December 31, 2019

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts

Equity/index	$26,300	$10,416	$1,121,997
Inflation	61,692	37,045	2,703,800
Gross fair value of derivative instruments	$87,992	$47,461	$3,825,797

Offset per SSAP No. 64	(5,454)	(5,454)
Net fair value of derivative instruments	$82,538	$42,007

The accompanying notes are an integral part of these financial statements	Page 25

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

The fair value of the derivative assets and liabilities by instruments were as follows:

December 31, 2020

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts

OTC equity options	$60,144	$—	$1,280,777
Futures	947	10,968	1,875,066
Interest rate swap	33,131	419	957,750
Listed options	6,178	1,849	3,350
Bond forward	493	—	52,500
Gross fair value of derivative instruments	$100,893	$13,236	$4,169,443

Offset per SSAP No. 64	(4,349)	(4,349)
Net fair value of derivative instruments	$96,544	$8,887

December 31, 2019

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts

OTC equity options	$16,311	$—	$54,800
Futures	1,012	27,110	2,417,191
Interest rate swap	60,681	19,618	1,349,000
Listed options	9,988	733	4,806
Swaptions	—	—	—
Gross fair value of derivative instruments	$87,992	$47,461	$3,825,797

Offset per SSAP No. 64	(5,454)	(5,454)
Net fair value of derivative instruments	$82,538	$42,007

Other Investments

Insurance-Linked Securities

The Company owned a security that was sold during 2019 for a realized loss of $27,260.

The accompanying notes are an integral part of these financial statements	Page 26

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Other Invested Assets

Other invested assets as stated on the Company’s Statements of Admitted Assets, Liabilities, Capital and Surplus consists of a portfolio of life settlement policies, term notes and loans, receivables for securities and investments in partnerships. The carrying value of these investments for the years ended December 31, were as follows:

	Year Ended December 31,
	2020	2019
LLC’s and partnerships	$148,254	$28,871
Term notes and loans	87,827	4,926
Life settlement policies	41,904	39,189
Receivable for securities	19,025	6,584
Total	$297,010	$79,570

Cash and Short-Term Investments

Cash and short-term investments held at December 31, were as follows:

	Year Ended December 31,
	2020	2019
Cash and cash equivalents	$1,501,249	$547,066
Short-term investments	124,575	151,851
Total	$1,625,824	$698,917

Included in cash balances above are $92,857 and $32,354 as of December 31, 2020 and 2019, respectively, which are cash balances in trusts held for a counterparty, over which the company does not have exclusive control, and as such are considered to be restricted cash amounts.

Restricted Assets

Restricted assets at December 31, were as follows:

	Year Ended December 31,
	2020	2019
Pledged collateral to FHLB	$405,126	$460,116
On deposit with states	126,837	126,451
Total	$531,963	$586,567

The accompanying notes are an integral part of these financial statements	Page 27

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Proceeds, Net Investment Income and Capital Gains and Losses

Proceeds from the sale of bonds and stocks and related capital gains and losses were as follows:

	Year Ended December 31,
	2020	2019	2018

Proceeds	$5,047,239	$4,798,296	$4,726,508

Gross realized gains	116,248	61,017	17,237
Gross realized losses	(77,922)	(66,347)	(31,495)
Total net realized gains/(losses)	$38,326	$(5,330)	$(14,258)

Major categories of net investment income are summarized as follows:

	Year Ended December 31,
	2020	2019	2018

Bonds	$679,340	$604,432	$445,602
Stocks	152,291	1,518	93
Mortgage loans	93,512	68,639	49,777
Policy loans	22,190	18,774	19,701
Cash equivalents and short-term investments	5,727	23,728	16,112
Derivatives	—	—	—
Other invested assets	2,830	19,331	531
Miscellaneous income	6,847	5,182	2,414
Gross investments income	962,737	741,604	534,230
Less: investment expenses	28,892	23,641	18,120
Net investment income before IMR amortization	933,845	717,963	516,110
IMR amortization	18,721	8,937	9,695
Net investment income after IMR amortization	$952,566	$726,900	$525,805

There were no amounts excluded from investment income for bonds where collection of interest was uncertain at December 31, 2020 and 2019.

The Company did not have any due and accrued amounts over 90 days past due to exclude from capital and surplus at December 31, 2020 and 2019.

The accompanying notes are an integral part of these financial statements	Page 28

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Realized gains and losses, net of amounts transferred to the IMR and federal income tax, are as follows:

	Year Ended December 31,
	2020	2019	2018
Realized gains (losses)
Bonds and stocks	$22,096	$(16,200)	$(21,547)
Mortgage loans	23	267	(45)
Derivative instruments*	216,866	(98,579)	55,118
Cash, cash equivalents and short-term investments	(16)	—	—
Other invested assets	(402)	(6,848)	1,417
Total realized gains (losses) on investments	238,567	(121,360)	34,943
Less amount transferred to IMR (net of related taxes of $10,669 in 2020, $5,203 in 2019 and $4,375 in 2018)	40,136	19,574	(16,459)
Total realized gains (losses) on investments	198,431	(140,934)	51,402
Federal income tax expense	(70,398)	8,985	(3,783)
Net realized gains (losses)	$128,033	$(131,949)	$47,619

*Excludes reinsurance cession of derivatives

The change in unrealized gains and losses on investments recorded in unassigned surplus is as follows:

	Year Ended December 31,2020		Year Ended December 31,2019		Year Ended December 31,2018
	Unrealized Capital Gain(Loss)	Foreign Exchange Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)	Foreign Exchange Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)	Foreign Exchange Unrealized Capital Gain (Loss)

Bonds	$—	$—	$550	$—	$(7,607)	$—
Common stocks of affiliates	(89,217)	—	(3,529)	—	130,586	—
Derivative instruments	18,185	—	(16,133)	—	(5,197)	(6)
Other invested assets	94,555	—	(1,433)	—	(902)	—
Mortgage loans	(78)	—	—	—	—	—
Total change in unrealized gains and losses	23,445	—	(20,545)	—	116,880	(6)
Capital gains tax expense (benefit)	3,166	—	3,882	—	(224)	—
Change in unrealized gains and losses, net of taxes	$20,279	$—	$(24,427)	$—	$117,104	$(6)

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments.  The Company evaluates: the ability and intent to hold the investment to maturity, the issuer’s overall financial condition, the issuer’s credit and financial strength ratings, the issuer’s financial performance including earnings trends, dividend payments, and asset quality. A weakening of the general market conditions in the industry or geographic region in which the issuer operates, the length of time in which the fair value of an issuer’s securities remains below cost, and with respect to fixed maturity investments, any factors that might raise doubt about the issuer’s ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities, as necessary.

The Company recognized OTTI charges on invested assets of $17,599 and $6,848 during 2020 and 2019, respectively.

The accompanying notes are an integral part of these financial statements	Page 29

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

The company receives certain amounts of prepayment and acceleration fees.

	General Account	Separate Account
Number of CUSIPS	15	—
Aggregate Amount of Investment Income	$5,124	$—

4.              FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price).  The fair value hierarchy under SSAP No. 100 prioritizes the inputs to valuation techniques used to measure fair value.  The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement).

The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1                                            Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

Level 2                                            Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly.

Level 3                                            Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

Summary of Fair Value Methodologies

The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

Bonds, preferred stock and common stock - Fair values are based on quoted market prices.  If quoted market prices are not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses, which utilize current interest rates for similar financial instruments having comparable terms and credit. Bonds rated a 6 in accordance with the P&P Manual of the NAIC CMIAO are carried at the lower of amortized cost or fair value.

Cash and short-term investments - For these investments, the carrying amounts reported in the Statements of Admitted Assets, Liabilities, Capital and Surplus approximate fair value.

Mortgage loans - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The Company values the OTC options utilizing the Black-Scholes models implemented in the SunGard derivative system with index marks updated daily. The Company’s OTC equity options trade in liquid markets, resulting in calculations that do not involve significant management judgment and valuations that generally can be verified. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. Such instruments are typically classified within Level 2 of the fair value hierarchy maturities.

Policy loans - The estimated fair value for policy loans with variable interest rates approximates the carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents

The accompanying notes are an integral part of these financial statements	Page 30

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

minimal risk of a material change in estimated fair value due to changes in market interest rates. The estimated fair value for policy loans with fixed interest rates is based on discounted cash flows.

Policy and contract liabilities - Fair values of the Company’s liabilities under contracts not involving significant mortality or morbidity risks (principally, annuities and supplementary contracts) are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value).

Separate accounts - The estimated fair value of assets held in separate accounts is based on quoted market prices.  Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for related liabilities.  Based on the level of observable activity, these assets will be measured at either level 1 or level 2.

Investment in LLC and Other invested assets - The Company values these interests based upon their proportionate share of the underlying GAAP equity of the investment.

Financial Instruments Held at Fair Value

As of December 31, 2020, the Company’s assets and liabilities carried at fair value consist of separate account funds and derivative instruments on a recurring basis. The following table presents, by level within the fair value hierarchy, financial assets and liabilities held at fair value.

	Level 1	Level 2	Level 3	Total
December 31, 2020
Financial Assets
Common stock	$—	$17,707	$—	$17,707
Derivative asset	4,330	92,215	—	96,545
Separate account assets	2,227,150	8,060	—	2,235,210
Total assets at fair value	$2,231,480	$117,982	$—	$2,349,462

Financial Liabilities
Derivative liabilities	$8,887	$—	$—	$8,887
Total liabilities at fair value	$8,887	$—	$—	$8,887

	Level 1	Level 2	Level 3	Total
December 31, 2019
Financial Assets
Common stock	$—	$13,510	$—	$13,510
Derivative asset	9,255	73,283	—	82,538
Separate account assets	2,208,244	8,600	—	2,216,844
Total assets at fair value	$2,217,499	$95,393	$—	$2,312,892

Financial Liabilities
Derivative liabilities	$26,610	$15,397	$—	$42,007
Total liabilities at fair value	$26,610	$15,397	$—	$42,007

The accompanying notes are an integral part of these financial statements	Page 31

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Transfers into or out of Level 3

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs.  Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data.  This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency.  Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data.  This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.  Transfers into and/or out of any level are assumed to occur at the beginning of the period.

The Company did not have any Level 3 financial assets or liabilities carried at fair value, nor were there any transfers into or out of Level 3 for the year ended December 31, 2020.

Fair Value of All Financial Instruments

The aggregate fair value of the Company’s financial instruments and the level within the fair value hierarchy in which the fair value measurements fall, together with the related admitted values, are presented in the following tables.  Pursuant to SSAP No. 100R, insurance contracts have been excluded.

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2020
Financial Assets
Bonds	$31,633,731	$30,093,677	$628,336	$27,176,280	$3,829,115	$—
Common stock - affiliated	—	2,907,062	—	—	—	2,907,062	*
Common stock - unaffiliated	17,707	17,707	—	17,707	—	—
Preferred stock	36,490	34,828	—	35,369	1,121	—
Short-term investments	124,609	124,575	—	124,609	—	—
Cash and cash equivalents	1,501,250	1,501,249	1,269,334	231,916	—	—
Mortgage loans	2,623,834	2,548,289	—	2,238,323	385,511	—
Other invested assets	160,917	297,010	19,025	84,941	56,952	142,062	*
Derivative assets	96,545	96,545	4,330	92,215	—	—
Policy loans	358,401	358,401	—	—	358,401	—

Financial Liabilities
Other contract deposit funds	816,890	768,628	—	—	816,890	—
Derivative liabilities	8,887	8,887	8,887	—	—	—

The accompanying notes are an integral part of these financial statements	Page 32

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (carrying value)
December 31, 2019
Financial Assets
Bonds	$15,023,685	$14,203,618	$109,803	$12,731,838	$2,182,044	$—
Common stock - affiliated	—	2,846,279	—	—	—	2,846,279	*
Common stock - unaffiliated	13,510	13,510	—	13,510	—	—
Preferred stock	21,015	20,595	—	21,015	—	—
Short-term investments	152,607	151,851	29,990	102,241	20,376	—
Cash and cash equivalents	547,066	547,066	547,066	—	—	—
Mortgage loans	1,552,282	1,513,948	—	1,493,813	58,469	—
Other invested assets	55,341	79,570	6,584	5,100	43,657	24,403	*
Derivative assets	82,538	82,538	9,255	73,283	—	—
Policy loans	364,458	364,458	—	—	364,458	—

Financial Liabilities
Other contract deposit funds	758,372	713,040	—	—	758,372	—
Derivative liabilities	42,007	42,007	26,610	15,397	—	—

* Not practicable as there are no available quoted market prices for these assets.

Financial Instruments Held at Carrying Value

The following is the estimated fair values of financial instruments held at carrying values:

	December 31,
	2020		2019
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets
Bonds	$30,093,677	$31,633,732	$14,203,618	$15,023,685
Common stock - unaffiliated	17,707	17,707	13,510	13,510
Preferred stocks	34,828	36,490	20,595	21,015
Short-term investments	124,575	124,609	151,851	152,607
Mortgage loans	2,548,289	2,623,834	1,513,948	1,552,282
Policy loans	358,401	358,401	364,458	364,458
Cash and equivalents	1,501,249	1,501,251	547,066	547,066
Other invested assets	154,948	160,917	55,167	55,341
Total	$34,833,674	$36,456,941	$16,870,213	$17,729,964

Financial Liabilities
Other contract deposit funds	$768,628	$816,890	$713,040	$758,372
Dividend accumulations	9,702	9,702	10,061	10,061
Total	$778,330	$826,592	$723,101	$768,433

The accompanying notes are an integral part of these financial statements	Page 33

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

5.              FEDERAL HOME LOAN BANK

The Company is a member of the Federal Home Loan Bank (FHLB) Boston.  Through its membership, the Company has issued funding agreements to the FHLB of Boston in exchange for cash advances in the amount of $313,636. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations.  As such, the Company applies SSAP No. 52 accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB Boston for use in general operations would be accounted for as borrowed money.

The table below indicates the amount of FHLB Boston stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Boston.

	December 31, 2020	December 31, 2019
FHLB stock purchased/owned as part of the agreement	$17,707	$13,510
Collateral pledged to the FHLB	405,126	460,116
Funding capacity currently available	350,000	367,000
Total reserves related to funding agreement	313,636	238,461
Agreement assets and liabilities
General account assets	17,707	13,510
General account liabilities	313,636	238,461

The Company invested in Class B membership stock which is not eligible for redemption. The maximum amount of collateral pledged to the FHLB at any time during the years 2020 and 2019 was $460,116 and $552,096, respectively. The maximum amount of aggregate borrowing from FHLB at any time during the years 2020 and 2019 was $313,000 and $238,000, respectively. The actual or estimated maximum borrowing capacity as determined by the Company in accordance with current and potential acquisitions of FHLB stock as of year end 2020 and 2019 was $350,000 and $367,000, respectively.

The accompanying notes are an integral part of these financial statements	Page 34

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

6.              FEDERAL INCOME TAXES

Components of Net Deferred Tax Asset/(Liability)

The net deferred tax asset/liability at December 31, 2020 and 2019 and the change is comprised of the following components:

	December 31, 2020
	Ordinary	Capital	Total

Gross deferred tax assets	$306,286	$47,335	$353,621
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	306,286	47,335	353,621
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	306,286	47,335	353,621
Gross deferred tax liabilities	146,089	4,082	150,171
Net admitted deferred tax asset / (liability)	$160,197	$43,253	$203,450

	December 31, 2019
	Ordinary	Capital	Total

Gross deferred tax assets	$100,859	$27,411	$128,270
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	100,859	27,411	128,270
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	100,859	27,411	128,270
Gross deferred tax liabilities	83,969	—	83,969
Net admitted deferred tax asset / (liability)	$16,890	$27,411	$44,301

	Change
	Ordinary	Capital	Total

Gross deferred tax assets	$205,427	$19,924	$225,351
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	205,427	19,924	225,351
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax asset	205,427	19,924	225,351
Gross deferred tax liabilities	62,120	4,082	66,202
Net admitted deferred tax asset / (liability)	$143,307	$15,842	$159,149

The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which the temporary differences are deductible and prior to the expiration of capital loss, net operating loss, and tax credit carryforwards.  Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making this assessment.  Management believes it is more likely than not that all deferred tax assets will be realized based on projected taxable income and available tax planning strategies.

The accompanying notes are an integral part of these financial statements	Page 35

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Components of Admission Calculation

The admission calculation components under SSAP No. 101 are as follows:

	December 31, 2020
	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	156,166	47,335	203,501
Adjusted gross deferred tax assets allowed per limitation	—	—	418,088
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	150,120	—	150,120
Deferred tax assets admitted as the result of application of SSAP No. 101	$306,286	$47,335	$353,621

	December 31, 2019
	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	43,772	27,411	71,183
Adjusted gross deferred tax assets allowed per limitation	—	—	408,874
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	57,087	—	57,087
Deferred tax assets admitted as the result of application of SSAP No. 101	$100,859	$27,411	$128,270

	Change
	Ordinary	Capital	Total

Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	112,394	19,924	132,318
Adjusted gross deferred tax assets allowed per limitation	9,214
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	93,033	—	93,033
Deferred tax assets admitted as the result of application of SSAP No. 101	$205,427	$19,924	$225,351

The accompanying notes are an integral part of these financial statements	Page 36

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Other Admissibility Criteria

	December 31,
	2020	2019
Ratio percentage used to determine recovery period	795%	840%
Ratio percentage used to determine recovery period and threshold limitation amount	$3,950,215	$2,746,613

Impact of Tax Planning Strategies

Determination of adjusted gross deferred tax assets and net	December 31, 2020
admitted deferred tax assets, by tax character as a percentage	Ordinary	Capital	Total
Adjusted gross DTAs	306,286	47,335	353,621
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	13%	—%	11%
Net admitted adjusted gross DTAs	306,286	47,335	353,621
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	13%	—%	11%

	December 31, 2019
	Ordinary	Capital	Total
Adjusted gross DTAs	100,859	27,411	128,270
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	11%	—%	8%
Net admitted adjusted gross DTAs	100,859	27,411	128,270
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	11%	—%	8%

	Change
	Ordinary	Capital	Total
Adjusted gross DTAs	205,427	19,924	225,351
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	2%	—%	3%
Net admitted adjusted gross DTAs	205,427	19,924	225,351
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	2%	—%	3%

Does the Company’s tax-planning strategies include the use of reinsurance?	Yes ☒	No ☐

There are no temporary differences for which deferred tax liabilities are not recognized.

The accompanying notes are an integral part of these financial statements	Page 37

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Current Tax Expense and Change in Deferred Tax

Current income taxes incurred consist of the following categories:

	December 31,
	2020	2019	2018
Federal income tax expense (benefit) on operations	$99,231	$46,008	$40,965
Federal income tax on net capital gains	70,397	(8,985)	3,783
Tax on litigation reserve (prior year adjustment)	—	—	(3,780)
Current year income tax expense	$169,628	$37,023	$40,968

The main components of the deferred tax amounts from book/tax differences are as follows:

	December 31,
	2020	2019	Change
Ordinary
Policyholder reserves	$63,946	$31,885	$32,061
Deferred acquisition costs	239,026	62,704	176,322
Ceding commission	274	4,741	(4,467)
Other	3,040	1,529	1,511
	306,286	100,859	205,427
Nonadmitted	—	—	—
Admitted ordinary deferred tax asset	306,286	100,859	205,427

Capital
Investments	44,464	25,864	18,600
Other	2,871	1,547	1,324
Nonadmitted	—	—	—
Admitted capital deferred tax asset	47,335	27,411	19,924
Admitted deferred tax asset	$353,621	$128,270	$225,351

Deferred tax liabilities
Ordinary
Fixed assets	$101,778	$52,616	$49,162
Investments	17,735	7,844	9,891
Reserve transition adjustment due to TCJA	3,379	4,054	(675)
Section 807(f) Adjustment	301	789	(488)
Other	22,896	18,666	4,230
	146,089	83,969	62,120
Capital
Investments	4,082	—	4,082
Deferred tax liabilities	150,171	83,969	66,202

Net deferred tax assets	$203,450	$44,301	$159,149

The accompanying notes are an integral part of these financial statements	Page 38

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	December 31, 2020			December 31, 2019
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
Total deferred tax assets (admitted and nonadmitted)	$306,286	$47,335	$353,621	$100,859	$27,411	$128,270	$225,351
Total deferred tax liabilities	146,089	4,082	150,171	83,969	—	83,969	66,202
Net deferred tax assets/ (liabilities)	$160,197	$43,253	$203,450	$16,890	$27,411	$44,301	$159,149
Tax effect of unrealized (gain) / losses							3,166
Change in net deferred income tax							$162,315

Reconciliation of Federal Income Tax Rate to Actual Rate

The significant items causing a difference between the statutory federal income tax rate and the Company’s effective income tax rate are as follows:

	December 31, 2020
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	$240,354	$50,474	21.00%
FTC	300	63	0.03%
Dividend received deduction	(10,000)	(2,100)	(0.87)%
IMR	102,162	21,454	8.93%
Tax on non-admitted assets	6,598	1,386	0.58%
Disregarded single member LLCs	(5,516)	(1,158)	(0.48)%
Ceding commission	38,252	8,033	3.34%
Tax Credits	(169,116)	(35,514)	(14.77)%
Nondeductible Expenses	69	14	0.01%
Dividend Income from Subs	(150,000)	(31,500)	(13.11)%
Return to Provision	(7,391)	(1,552)	(0.65)%
Other	(9,917)	(2,083)	(0.88)%
Nontaxable Income	(964)	(203)	(0.08)%
Total	$34,831	$7,314	3.04%

Federal income taxes incurred		99,231	41.29%
Realized capital gains (losses) tax		70,398	29.29%
Change in net deferred income taxes		(162,315)	(67.53)%
Total statutory income tax expense/(benefit)		$7,314	3.04%

As a result of tax reform (TCJA) the Company can no longer carry back future net operating losses (capital losses are still eligible for carry back), therefore there are no available taxes for recoupment.

At December 31, 2020, the Company had no operating loss, capital loss, foreign tax credit or any business credit carry-forwards.  At December 31, 2020, the Company had no deposits admitted under IRC Section 6603.

The Company will file in a consolidated life/non-life federal income tax return with its parent, Global Atlantic (Fin) Company, and its affiliates. The Company is a party to a written agreement, approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity within the consolidated group.

The accompanying notes are an integral part of these financial statements	Page 39

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

The IRS routinely audits the Company’s federal income tax returns, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. In 2018, the IRS started an audit of the U.S. domiciled insurance entities’ for tax years 2014 to 2016; on January 27, 2021 the IRS issued the Revenue Agent’s Report, which included agreed upon adjustments for reserves. The Company believes that its income tax filing positions and deductions will be sustained on audit, and does not anticipate any adjustments that will result in a material, adverse effect on the Company’s financial condition, results of operations, or cash flow.  Therefore, no reasonable estimate can be made for tax loss contingencies and none have been recorded.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as a component of its income tax provision.  As of December 31, 2020 and 2019, the Company has no amounts accrued for the payment of interest and penalties, which does not include the federal tax benefit of interest deductions, where applicable.  The Company had no unrecognized tax benefits as of December 31, 2020 and 2019.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions.  With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2014.  The Company has no tax positions for which it believes it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months.

In June 2007, the Financial Accounting Standard Board (FASB) issued FASB interpretation (FIN) No. 48, According for Uncertainty in Income Taxes (FIN No. 48). The NAIC is still evaluating the applicability of FIN No. 48 to Statutory Financial Reporting. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (SSAP No. 5R). The Company believes that its income tax filing positions and deductions will be sustained in audit, and does not anticipate any adjustments that will results in a material, adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no contingent tax liabilities have been recorded pursuant to SSAP No. 5R as modified by SSAP No. 101.

7.              REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk in various areas of exposure through acquisition and cessions with other insurance companies or reinsurers.  In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance and modified coinsurance basis.  Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy.  Modified coinsurance and funds withheld coinsurance differ from coinsurance in that the ceding company retains the assets supporting the reserves while the risk is transferred to the reinsurer.

Effective December 17, 2020, the Company entered into a reinsurance agreement with UNUM Life Insurance Company of America whereby it assumes disability business. As of December 31, 2020, there have been $7,025,868 reserves assumed and subsequently retroceded $4,918,108 of these reserves to a third party.

Effective October 15, 2020, the Company entered into a coinsurance agreement with The Guardian Annuity and Insurance Company whereby it assumes fixed annuity business. The total accumulated assumed reserves were $28,164 as of December 31, 2020.

Effective October 1, 2020, the Company entered into a coinsurance agreement with Great American Life Insurance Company whereby it assumes fixed annuity business. As of December 31, 2020, there have been $5,614,915 reserves assumed and subsequently retroceded $4,103,792 to third parties.

Effective September 10, 2020, the Company entered into a coinsurance agreement with CMFG Life Insurance Company whereby it assumes new fixed annuity business. As of December 31, 2020, there have been $31,894 reserves assumed.

The accompanying notes are an integral part of these financial statements	Page 40

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Effective July 1, 2020, the Company entered into a coinsurance agreement with John Hancock Life Insurance Company whereby it assumes blocks of bank owned life insurance. This agreement is being treated as deposit accounting. The total deposit liability established was $2,276,841 as of December 31, 2020 and subsequently retroceded $1,155,326 to third parties.

Effective July 1, 2020, the Company entered into a coinsurance agreement with United of Omaha Life Insurance Company whereby it assumes new fixed annuity business. The total accumulated assumed reserves was $98,020 as of December 31, 2020.

Effective May 7, 2020, the Company entered into a coinsurance agreement with Great American Life Insurance Company whereby it assumed a portion of fixed and fixed indexed annuities for new business only. The total accumulated assumed reserves was $447,645 as of December 31, 2020.

On April 7, 2020, the Company and its insurance subsidiaries entered into an arrangement with Ivy Co-Invest Vehicle LLC and its subsidiaries designed to deploy approximately $1,000,000 of capital provided by Ivy into qualifying reinsurance transactions alongside the Company and its subsidiaries. Under the terms of the foregoing arrangement, the Company entered into several funds withheld coinsurance agreements with Ivy Re whereby it ceded $553,339 of reserves and established a deposit receivable of $1,138,421 as of December 31, 2020.

Effective January 15, 2020, the Company entered into a coinsurance agreement with Lincoln National Life Insurance Company whereby it assumed a portion of fixed and fixed indexed annuities for new business only. Assumed reserves for this business had accumulated to $258,245 as of December 31, 2020.

On January 1, 2019, the Company entered into a coinsurance agreement with RiverSource Life Insurance Company whereby it assumed $1,654,395 of fixed annuity deposits and subsequently retroceded $1,463,178 of those deposits to an affiliated counter party.

On December 31, 2019, the Company entered into a coinsurance agreement with Guaranty Income Life Insurance Company (GILICO) whereby it assumed $619,745 of universal life and variable life deposit liabilities of $594,092 of fixed annuity deposits.  Subsequent to the transaction, $1,091,727 was retroceded to an affiliated counter party.

Effective August 13, 2019, the Company entered into a coinsurance agreement with a third party whereby it assumes blocks of payout group annuity reserves regularly.  The Company has assumed reserves totaling $895,636 for the year ended December 31, 2019 and $32.947 during 2018 as a result of this agreement.

Effective June 1, 2018, the Company entered into a coinsurance agreement with Talcott Resolution Life Insurance Company (TLIC) and Talcott Resolution Life and Annuity Insurance Company (TLIAC), whereby it assumed $7,899,829 of fixed annuity and payout annuity reserves and deposits and retroceded $855,796, to a non-affiliated reinsurer on a coinsurance basis.

Effective June 30, 2018, the Company retroceded $6,273,719 of the same reserves and deposits to GA Re, an affiliated reinsurer, on a funds withheld modified coinsurance basis.

Reinsurance assumed for the years ended December 31, is as follows:

	December 31,
	2020	2019	2018
Reinsurance premiums assumed	$15,812,321	$4,008,091	$7,486,686
Coinsurance reserves assumed	21,882,022	14,199,104	11,641,942
Modco reserves assumed	8,260,110	8,074,384	7,260,689

The accompanying notes are an integral part of these financial statements	Page 41

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Reinsurance ceded for the years ended December 31, is as follows:

	December 31,
	2020	2019	2018
Reinsurance premiums ceded	$10,068,996	$2,501,659	$6,393,764
Reserves and contract claims unpaid ceded	20,837,786	11,802,579	10,825,787
Reinsurance recoverable on paid losses	12,488	2,965	4,880
Modco reserves ceded	8,572,181	8,457,243	7,669,538

The effects of reinsurance for premiums for the years ended December 31, were as follows:

	December 31,
	2020	2019	2018
Life and Accident and Health Insurance
Direct	$86,465	$85,400	$92,950
Reinsurance assumed - non-affiliated	15,787,213	3,948,191	7,381,561
Reinsurance assumed - affiliated	25,109	59,900	105,125
Less: Reinsurance ceded - non-affiliated	(9,700,359)	(66,586)	(979,182)
Less: Reinsurance ceded - affiliated	(368,637)	(2,435,073)	(5,414,582)
Net premiums	$5,829,791	$1,591,832	$1,185,872

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by ceding certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.  Reinsurance contracts do not relieve the Company from its obligations to policyholders.  Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible.  The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance).  The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence.  Based on the Company’s review of its reinsurers’ financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound and there was no allowance for uncollectible amounts at December 31, 2020 and 2019.

The accompanying notes are an integral part of these financial statements	Page 42

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

8.              PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full life insurance premium for the current policy year has been collected.  Gross premiums as represented below are net of reinsurance.  Loading is the amount added to premiums to cover operating expenses.  Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.  As of December 31, 2020 and 2019, the Company had deferred and uncollected life insurance premiums (excluding accident and health) as follows:

	Year ended December 31,
	2020					2019
	Gross	Loading	Net	Non- Admitted	Net Admitted	Gross	Loading	Net	Non- Admitted	Net Admitted

Ordinary renewal	$5,086	$572	$4,514	$—	$4,514	$3,577	$723	$2,854	$—	$2,854
Total	$5,086	$572	$4,514	$—	$4,514	$3,577	$723	$2,854	$—	$2,854

The accompanying notes are an integral part of these financial statements	Page 43

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

9.              ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

As of December 31, 2020, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2020
	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$3,160,743	$6,480	$—	$3,167,223	18.3%
At book value less current surrender charge of 5% or more	5,948,502	—	—	5,948,502	34.4%
At fair value	—	—	1,617,812	1,617,812	9.4%
Total with adjustment or at fair value	9,109,245	6,480	1,617,812	10,733,537	62.1%
At book value without adjustment (minimal or no charge adjustment)	4,545,579	—	—	4,545,579	26.3%
Not subject to discretionary withdrawal:	1,950,953	—	58,163	2,009,116	11.6%
Total (gross)	15,605,777	6,480	1,675,975	17,288,232	100.0%
Less: reinsurance ceded	11,271,994	—	—	11,271,994
Total (net)	$4,333,783	$6,480	$1,675,975	$6,016,238

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$1,397,797	$—	$—	$1,397,797	35.6%
At book value less current surrender charge of 5% or more	2	—	—	2	—%
At fair value	—	—	901	901	—%
Total with adjustment or at fair value	1,397,799	—	901	1,398,700	35.6%
At book value without adjustment (minimal or no charge adjustment)	61,550	—	—	61,550	1.6%
Not subject to discretionary withdrawal:	2,468,384	—	3	2,468,387	62.8%
Total (gross)	3,927,733	—	904	3,928,637	100.0%
Less: reinsurance ceded	1,870,510	—	—	1,870,510
Total (net)	$2,057,223	$—	$904	$2,058,127

Deposit-Type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge adjustment)	946,469	—	—	946,469	36.4%
Not subject to discretionary withdrawal:	1,645,740	—	5,418	1,651,158	63.6%
Total (gross)	2,592,209	—	5,418	2,597,627	100.0%
Less: reinsurance ceded	1,813,879	—	—	1,813,879
Total (net)	$778,330	$—	$5,418	$783,748

The accompanying notes are an integral part of these financial statements	Page 44

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Reconciliaton of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2020
	General Account	Separate Account without Guarantees	Total

Life, accident & health, and supplemental contracts with life contingencies	$7,169,336	$—	$7,169,336
Separate Accounts	—	1,688,777	1,688,777
Total annuity actuarial reserves and deposit liabilites	7,169,336	1,688,777	8,858,113

As of December 31, 2020, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2020			Year Ended December 31, 2020
	General Account			Separate Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$339,408	$340,233	$335,421	$—	$—	$—
Other permanent cash value life insurance	—	337,094	342,519	—	—	—
Variable universal life	86,414	86,324	89,026	537,970	537,970	497,629
Miscellaneous reseves	—	—	110	—	—	—
Not subject to discretionary withdrawal or no cash value
Term policies without cash value	—	—	1,033	—	—	—
Accidental death benefits	—	—	480	—	—	—
Disability-active lives	—	—	694	—	—	—
Disability-disabled lives	—	—	19,729	—	—	—
Miscellaneous reserves	—	14,929	—	—	41,237
Total (gross)	425,822	763,651	803,941	537,970	537,970	538,866
Less: reinsurance ceded	203,843	387,113	414,243	—	—	—
Total (net)	$221,979	$376,538	$389,698	$537,970	$537,970	$538,866

The accompanying notes are an integral part of these financial statements	Page 45

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Reconciliation of total life & accident & health reserves:

	Year Ended December 31, 2020
	General Account	Separate Account Guaranteed and nonguaranteed	Total
Life insurance reserves	$363,545	$497,629	$861,174
Accidental death benefit reserves	461	—	461
Active lives reserves	302	—	302
Disabled lives reserve	13,298	—	13,298
Miscellaneous reserves	12,092	41,237	53,329
Total life and accident & health reserves	$389,698	$538,866	$928,564

The accompanying notes are an integral part of these financial statements	Page 46

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

As of December 31, 2019, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2019
	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	45,041	7,081	—	52,122	0.5%
At book value less current surrender charge of 5% or more	646,519	—	—	646,519	6.1%
At fair value	12,430	—	1,628,606	1,641,036	15.5%
Total with adjustment or at fair value	703,990	7,081	1,628,606	2,339,677	22.1%
At book value without adjustment (minimal or no charge adjustment)	5,657,542	—	—	5,657,542	53.5%
Not subject to discretionary withdrawal:	2,526,822	—	55,987	2,582,809	24.4%
Total (gross)	8,888,354	7,081	1,684,593	10,580,028	100.0%
Less: reinsurance ceded	7,402,988	—	—	7,402,988
Total (net)	1,485,366	7,081	1,684,593	3,177,040

Group Annuities:

	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	32,445	—	—	32,445	1.2%
At book value less current surrender charge of 5% or more	269	—	—	269	—%
At fair value	—	—	773	773	—%
Total with adjustment or at fair value	32,714	—	773	33,487	1.2%
At book value without adjustment (minimal or no charge adjustment)	1,516,366	—	—	1,516,366	54.1%
Not subject to discretionary withdrawal:	1,253,684	—	5	1,253,689	44.7%
Total (gross)	2,802,764	—	778	2,803,542	100.0%
Less: reinsurance ceded	1,398,052	—	—	1,398,052
Total (net)	1,404,712	—	778	1,405,490

Deposit-Type Contracts (no life contingencies):

	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	—	—	—	—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge adjustment)	876,810	—	—	876,810	32.5%
Not subject to discretionary withdrawal:	1,814,259	—	4,148	1,818,407	67.5%
Total (gross)	2,691,069	—	4,148	2,695,217	100.0%
Less: reinsurance ceded	1,967,969	—	—	1,967,969
Total (net)	723,100	—	4,148	727,248

The accompanying notes are an integral part of these financial statements	Page 47

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Reconciliaton of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2019
	General Account	Separate Account without Guarantees	Total
Life, accident & health, and supplemental contracts with life contingencies
Separate Accounts	$3,613,179	$—	$3,613,179
Total annuity actuarial reserves and deposit liabilites	—	1,696,600	1,696,600
	3,613,179	1,696,600	5,309,779

As of December 31, 2019, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2019
	General Account			Separate Account-Guranteed and Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$355,303	$358,238	$354,031	$—	$—	$—
Other permanent cash value life insurance	—	360,780	366,437	—	—	—
Variable universal life	88,919	88,833	90,700	512,230	512,230	472,874
Miscellaneous reseves	—	—	108	—	—	—
Not subject to discretionary withdrawal or no cash value
Term policies without cash value	—	—	1,159	—	—	—
Accidental death benefits	—	—	509	—	—	—
Disability-active lives	—	—	863	—	—	—
Disability-disabled lives	—	—	19,901	—	—	—
Miscellaneous reserves	—	16,000	—	—	40,506
Total (gross)	444,222	807,851	849,708	512,230	512,230	513,380
Less: reinsurance ceded	214,452	412,046	440,491	—	—	—
Total (net)	$229,770	$395,805	$409,217	$512,230	$512,230	$513,380

The accompanying notes are an integral part of these financial statements	Page 48

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Reconciliation of total life & accident & health reserves:

	Year Ended December 31, 2019
	General Account	Separate Account without Guarantees	Total
Life insurance reserves	$382,231	$472,874	$855,105
Accidental death benefit reserves	487	—	487
Active lives reserves	339	—	339
Disabled lives reserve	13,437	—	13,437
Miscellaneous reserves	12,723	40,506	53,229
Total life and accident & health reserves	409,217	513,380	922,597

The accompanying notes are an integral part of these financial statements	Page 49

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

10.       ACCIDENT AND HEALTH POLICY AND CLAIM LIABILITIES

Substantially all of the Company’s accident and health policies are ceded to third parties.  The following table provides details regarding the Company’s accident and health policy reserves:

	December 31,
	2020	2019
Direct	$6,769	$7,655
Reinsurance assumed - non-affiliated	6,913,221	59
Less: reinsurance ceded - affiliated	(97)	(113)
Less: reinsurance ceded - non-affiliated	(4,845,889)	(7,526)
Net reserves	$2,074,004	$75

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may affect the resolution of unsettled claims for its accident and health line of business.  Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed.

11.       CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Massachusetts statutes, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the MADOI, is limited to the greater of the Company’s statutory net gains from operations of the preceding December 31 or 10% of the statutory policyholder’s surplus as of the preceding December 31.  Dividends must be paid from unassigned funds. In 2021, the maximum ordinary dividend the Company may declare without receiving prior approval from the MADOI is $336,393.

No dividend was paid in 2020 or 2019.

On December 29, 2020 the Company received a $340,000 capital contribution paid by Global Atlantic (Fin) Company, its sole shareholder.

The Company’s unassigned surplus was impacted by each item below as follows:

	December 31,
	2020	2019
Unrealized gains (losses)	$663,423	$643,144
Nonadmitted asset values	(2,452)	(9,051)
Asset valuation reserves	(91,432)	(44,881)
Provision for reinsurance	(2,634)	(2,168)

The Company must meet minimum capital and surplus requirements under a RBC formula.  RBC is the standard measurement of an insurance company’s required capital on a statutory basis.  It is calculated by using a formula that applies factors to various assets, premium, and statutory reserve items.  The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk.  Regulatory action is tied to the amount of a company’s surplus deficit under the RBC formula. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment, and was $993,547 at December 31, 2020.

The accompanying notes are an integral part of these financial statements	Page 50

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

On December 14, 2018, with the approval of the MADOI, the Company terminated its existing $620,000 surplus note and settled accrued interest of $7,328. At the same time, the Company issued a new surplus note to Finco with a face amount of $820,000 and an interest rate of 6.25%. As consideration for this increased surplus note, the Company received a net $200,000 in cash, related to note principal, from these transactions.

12.       RELATED PARTY TRANSACTIONS

Service Agreements

The Company and its subsidiaries entered into a Services and Expense Agreement with Global Atlantic Financial Group Limited (GAFG) and GA Finco under which GAFG and GA Finco and their affiliates agreed to provide personnel, management services, administrative support, the use of facilities and such other services as the parties may agree to from time to time. The agreement was filed with the MADOI. The Company recognized $10,108 and $41,269 in intercompany charges for 2020 and 2019, respectively.

The Company pays portfolio management fees to Goldman Sachs Asset Management (GSAM), a related party of Goldman Sachs Group Inc. in connection with the Company’s variable products, certain separate accounts invest in funds of the Goldman Sachs Variable Insurance Trust (GSVIT) and Goldman Sachs Trust (GST). Management fees are paid directly to GSAM by GSVIT and GST and to GSAM for investment management by the Company. Certain distribution and administration fees are payable to the Company by Goldman Sachs & Co. (GSCO) and GSAM. This resulted in a payable to GSAM of $4,362 and $4,349 at December 31, 2020 and 2019, respectively and expenses of $2,650 and $2,558 for the periods ending December 31, 2020 and 2019, respectively which are included in the intercompany charges above.

The Company has funds withheld agreements with related parties. Amounts due from affiliates related to funds withheld agreements were $44,019 and $47,391 as of December 31, 2020 and 2019 respectively. Amounts due to affiliates related to funds withheld agreements were $2,675 and $2,102 as of December 31, 2020 and 2019, respectively.  All intercompany balances related to funds withheld agreements are settled subsequent to year end.

The Company has agreements with affiliated parties FAFLIC and GA Re to receive certain fee income related to policyholder administration of $25,778 and $25,596 for the years ended December 31, 2020 and 2019, respectively. The Company also has agreements with affiliated party FLIC to provide reimbursement of certain fees related to policyholder administration of $2,107 and $2,694 for the years ended December 31, 2020 and 2019, respectively.  Additionally, the Company had $6,048 and $3,634 receivable at December 31, 2020 and 2019, respectively.

Payable/Receivables from Affiliates

As of December 31, 2020 and 2019, the Company reported $5,677 and $3,096 due to affiliates and $1 and $1,299 due from affiliates.  All intercompany balances shown as payable to or from parent, subsidiaries and affiliates are settled within 30 days of their incurrence under the terms of the intercompany expense sharing agreements.

The accompanying notes are an integral part of these financial statements	Page 51

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

The Company and certain subsidiaries and affiliates are part of an intercompany borrowing arrangement whereby companies may borrow from one another on a short-term basis for various purposes.  In May 2019, the Company borrowed $50,000 for a one month period to support certain investing activities.  In May 2018, the Company borrowed $260,000 for a one month period to support certain investing activities, and in November 2018, the Company borrowed $200,000 to support certain investing activities in advance of upsizing its surplus note by the same amount. The Company did not have any borrowings outstanding as of December 31, 2020 and 2019.

Guarantees or Contingencies for Related Parties

In connection with the acquisition of the Company, GAFG, a Bermuda company, provided certain written assurances (the 2013 Keepwell Agreement) to the Commissioner of the MADOI (the Commissioner).  GAFG agreed to make capital contributions to the Company, subject to a maximum of $250,000, if necessary to ensure that the Company maintains a risk-based capital ratio of at least 100% of the Company Action Level.  Such assurances have been provided solely to the Commissioner by GAFG, and terminate in 2018 or at such time as Goldman Sach’s owns less than 10% of the voting securities of GAFG.

On December 19, 2012, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of fixed annuities. The remaining liabilities of this block of business at December 31, 2020 and 2019 were $867,726 and $936,700, respectively.

13.       COMMITMENTS AND CONTINGENCIES

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business.

The third party to the Stock Purchase Agreement entered into by the Company on July 30, 2008 has agreed to indemnify the Company and Goldman Sachs with respect to certain of these matters as provided in said agreement.  Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company’s financial condition.

Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company’s subsidiaries FAFLIC and Accordia) from systems managed by Athene Holdings Limited (“Athene” a non-affiliated Company) to the platform of one of our third party services providers DXC, or the “Conversion”, the Company, FAFLIC and Accordia expect to incur a variety of litigation-related costs.  On June 13, 2018 Accordia received notice of a regulatory matter from the California Department of Insurance regarding administration issues relating to certain California life insurance policies reinsued by Accordia which are administered by DXC.  On August 19, 2020 Accorida and the California Department of Insurance resolved the dispute, whereby Accordia paid a $11,500 fine and agreed to perform certain corrective actions for California policyholders impacted by conversion.

The accompanying notes are an integral part of these financial statements	Page 52

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Assessments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision.  This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies.  Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states.  The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

Commitments

The Company has operational servicing agreements with third party administrators for contract / policy administration over certain of the Company’s fixed annuity, traditional life, variable annuity, and variable universal life business.  Additionally, there is a professional services agreement to manage certain aspects of the Company’s reinsurance portfolio.

As of December 31, 2020 the purchase commitments relating to the agreement with the third party administrator were as follows:

2021	$6,730
2022	5,839
2023	2,522
2024	1,524
2025 and thereafter	5,656
Total	$22,271

The Company has funding commitments subsequent to December 31, 2020 for the following:

Commercial Mortgage Loans and Other Lending Facilities	$191,705
Limited Partnerships and LLC’s	5,194

14.       SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2020 through March 31, 2021, the date that these financial statements were available to be issued, and determined that there is no Type I Recognized, and the following Type II subsequent events:

On March 23, 2021, the MA DOI approved the 90% retrocession to GA Re, an affiliated reinsurer, of various reinsurance deals, described in footnote 7- Reinsurance.  The original reinsurance agreements subject to the retrocession agreement originated with cedants UNUM Life Insurance Company of America, Great American Life Insurance Company, John Hancock Life Insurance Company, Mass Mutual Life Insurance Company, and Banner Life Insurance Company.  Reserves expected to be ceded on March 31, 2021, as a result of this transaction are approximately $6,267.0 million.

The accompanying notes are an integral part of these financial statements	Page 53

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

KKR acquisition

On February 1, 2021, subsequent to the end of the reporting period, KKR completed the acquisition of GAFG by Magnolia, a KKR subsidiary, as contemplated by the Merger Agreement. The total purchase price for the transaction was $4.7 billion, subject to certain post-closing purchase price adjustments as provided in the Merger Agreement.

At the closing of the transaction, or the “Closing,” Merger Sub (a direct wholly-owned subsidiary of Magnolia) merged with and into GAFG, or the “GA Merger,” with GAFG continuing as the surviving entity and as a direct wholly-owned subsidiary of Magnolia, and immediately thereafter, GAFLL merged with and into GAFG, or the “Life Merger” and, together with the GA Merger, the “Mergers.”

In connection with the Closing, Magnolia changed its name to The Global Atlantic Financial Group LLC, or “TGAFG,” and became the new holding company of Global Atlantic’s business. Also in connection with the Closing, certain previous shareholders of GAFG and GAFLL elected to participate in an equity roll-over to become shareholders of TGAFG, and new co-investors agreed to fund in cash a portion of the purchase price to become shareholders of TGAFG. Following these roll-overs and coinvestments, KKR owns 61.1% of TGAFG as of the Closing, which percentage is subject to change due to certain post-closing purchase price adjustments as provided in the Merger Agreement. In addition, the aforementioned roll-over syndication process was used to generate $250 million of additional equity capital to fund Global Atlantic’s business needs.

The aggregate merger consideration was allocated among each of the GAFG’s and GAFLL’s outstanding ordinary shares, incentive shares and equity awards in accordance with their terms. Under the terms of the Merger Agreement and in accordance with the applicable plan documentation, unvested GAFG restricted share awards converted into the right to receive a number of TGAFG book value units having the same value as the GAFG restricted share award immediately prior to the closing.

15.       COMPOSITION OF OTHER ASSETS AND LIABILITIES

Other assets consist of the following:

	December 31,
	2020	2019
Guaranty funds receivable or on deposit	$545	$558
Receivables letter of credit	—	2,517
Miscellaneous receivables	31,142	999
Total other assets	$31,687	$4,074

Other liabilities consist of the following:

	December 31,
	2020	2019
Payables in process	$13,370	$14,842
Policyholder liabilities	2,034	395
Payable For Securities Acquire	72,495	32,858
Letters of credit payable	—	2,042
Miscellaneous liabilities	8,112	3,137
Derivative liabilities	8,887	42,007
Total other liabilities	$104,898	$95,281

The accompanying notes are an integral part of these financial statements	Page 54

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Other income consist of the following:

	December 31,
	2020	2019	2018
Net assumed adjustment to IMR	$(90,421)	$(1,298)	$(36,664)
Service fee revenue	8,978	9,266	9,668
Guarantee minimum benefit rider fees	6,394	6,441	6,450
FwH Realized Bonds Ceded	20,841	25,771	(3,062)
Considerations for supp contracts with life cont	3,814	4,023	221
Other income	(2,736)	3,763	3,187
Total other income	$(53,130)	$47,966	$(20,200)

16.       INVESTMENTS IN AFFILIATES

The Company owns three subsidiaries as of December 31, 2020.  FAFLIC is a stock life insurance company organized under the laws of Massachusetts.  Accordia is a stock life insurance company organized under the laws of Iowa.  FLIC is a stock life insurance company organized under the laws of Indiana.  All subsidiaries are 100% owned by the Company and are accounted for under the equity method.

Accordia follows Iowa Administrative Code (IAC) Section 191-97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which reflects a departure from NAIC SAP.  As a result, Accordia’s net income from operations decreased by $5,075 for the year ended December 31, 2020 and Accordia’s statutory surplus decreased by $265,611 as of December 31, 2020.  Had Accordia not used this prescribed practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

FLIC, with the permission of the Commissioner of Insurance in the State of Indiana, uses the Plan Type A discount rate with a guaranteed duration of less than 5 years under Actuarial Guideline 33 (AG33) on the entire in-force block of annuities with Guaranteed Minimum Withdrawal Benefits issued prior to October 1, 2013.  As a result, FLIC’s net income from operations increased by $3,717 for the year ended December 31, 2020 and FLIC’s statutory surplus decreased by $26,577 as of December 31, 2020.  Had FLIC not used this permitted practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

The Company made capital contributions to Accordia in the amount of $250,000 and $100,000 in 2020 and 2019, respectively.

On December 18, 2020, the Company received a $100,000 cash extraordinary dividend from FAFLIC, which was accounted for as a return of capital.

On December 18, 2020, the Company received a $150,000 cash dividend from FLIC.

On May 31, 2019, the surplus note issued by FLIC in the amount of $365,000 was cancelled.  Upon cancellation of the note, it was deemed a capital contribution to FLIC.

The accompanying notes are an integral part of these financial statements	Page 55

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Summarized financial information for subsidiaries from the annual statement for the years ended December 31 is as follows:

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

	2020	2019
ASSETS
Investments	$48,453,077	$44,695,668
Other assets	2,754,131	1,648,397
Separate account assets	3,236,422	3,299,823
Total assets	$54,443,630	$49,643,888

LIABILITIES
Benefit and loss reserves	$31,060,980	$28,589,828
Other liabilities	17,224,328	14,883,285
Separate account liabilities	3,236,422	3,299,823
Total liabilities	51,521,730	46,772,936

Stockholder’s equity	2,921,900	2,870,952
Total liabilities and stockholder’s equity	$54,443,630	$49,643,888

STATEMENTS OF OPERATIONS

	2020	2019
REVENUE
Premiums, commissions and fees	$4,723,952	$5,770,482
Net investment income and other income	1,987,695	2,290,829
Total Revenue	6,711,647	8,061,311

BENEFITS AND EXPENSES
Benefits	5,283,604	6,006,109
Commissions and other underwriting expenses	441,576	509,381
Interest and other expenses	935,560	1,226,626
Federal income tax expense	(102,217)	381
Total benefits and expenses	6,558,523	7,742,497

Realized capital gains / (losses)	(267,651)	(84,904)
Net income / (loss)	$(114,527)	$233,910

The Company’s purchase of Accordia (which at the time of acquisition was named Presidential Life Insurance Company — USA) under the statutory purchase method of accounting on September 30, 2013, created goodwill of $2,000. The Company’s purchase of FLIC under the statutory purchase method of accounting on January 2, 2014, created goodwill of $74,000. Pursuant to SSAP No. 68, $30,376 of the goodwill was deemed an admitted asset at December 31, 2020.  Goodwill is recognized as part of the carrying amount of the investment in subsidiary and

The accompanying notes are an integral part of these financial statements	Page 56

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

amortized on a straight line basis over a ten year period.  Goodwill amortization expense was $7,607 and $7,607 for the years ended December 31, 2020 and December 31, 2019 respectively.

17.       SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for variable annuity and variable life transactions. In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets of $2,235,210 and $2,216,844 as of December 31, 2020 and 2019, respectively. The assets legally insulated from the general account as of December 31, 2020 are attributed to the following products/transactions:

Product/Transaction	Legally Insulated Assets	(Not Legally Insulated)

Variable annuities	$1,695,836	$—
Variable life insurance products	539,374	—
Total	$2,235,210	$—

Separate account assets held by the Company relate to individual variable annuities of a nonguaranteed nature. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some variable annuities provide an incidental death benefit equal to the greater of the highest contract value on a certain date or premium paid and/or a lifetime withdrawal benefit as a portion of highest contract value on a certain date. Some variable annuities provide a guaranteed minimum income benefit, for which a level of payments is guaranteed to the annuitant regardless of the performance of the market.  The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2020 was $393,580 with associated risk charges paid by the separate account to compensate for these risks of $1,300.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2019 was $475,543 with associated risk charges paid by the separate account to compensate for these risks of $1,500.

Information regarding the Separate Accounts of the Company as of December 31, 2020 is as follows:

2020	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$—	$—	$—	$26,904	$26,904
Reserves
For accounts with assets at:
At fair value	—	6,480	—	2,221,162	2,227,642
By withdrawal characteristics
With MV adjustment	—	6,480	—	—	6,480
At fair value	—	—	—	2,168,240	2,168,240
Not subject to discretionary withdrawal	—	—	—	52,922	52,922
Total	$—	$6,480	$—	$2,221,162	$2,227,642

The accompanying notes are an integral part of these financial statements	Page 57

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2020 is as follows:

Transfers to separate accounts	$26,904
Transfers from separate accounts	(242,664)
Net transfers from separate accounts	(215,760)
Reconciling adjustments:
Administration and policy fees	(27,392)
Reinsurance	182,791
Transfers as reported in the statements of operations	$(60,361)

Information regarding the Separate Accounts of the Company as of December 31, 2019 is as follows:

2019	Indexed	Non-Indexed Guarantee Less than / equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$—	$—	$—	$22,743	$22,743
Reserves
For accounts with assets at:
At fair value	—	7,081	—	2,202,899	2,209,980
By withdrawal characteristics
With MV adjustment	—	7,081	—	—	7,081
At fair value	—	—	—	2,151,852	2,151,852
Not subject to discretionary withdrawal	—	—	—	51,047	51,047
Total	$—	$7,081	$—	$2,202,899	$2,209,980

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2019 is as follows:

Transfers to separate accounts	$22,743
Transfers from separate accounts	(272,766)
Net transfers from separate accounts	(250,023)
Reconciling adjustments:
Administration and policy fees	(28,033)
Reinsurance	215,962
Transfers as reported in the statements of operations	$(62,094)

The accompanying notes are an integral part of these financial statements	Page 58

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Financial Statements - Statutory Basis

For the Years Ended December 31, 2020, 2019 and 2018

(Dollars in thousands)

18. RECONCILIATION TO ANNUAL STATEMENT

The following schedule reconciles amounts reported by the Company to regulatory authorities to the amounts as reported in the accompanying statutory financial statements as of and for the year ended December 31, 2019.

	Net cash from operations	Net cash from investments	Net cash from financing	Net change in cash
As reported in the 2019 statutory annual statement	$(595,304)	$(340,221)	$612,326	$(323,200)

Net change in funds held for reinsurers	1,483,782	—	(1,483,782)	—
Surplus note interest reclassification	(40,859)	—	40,859	—

As reported in Audited Financial Statements	$847,619	$(340,221)	$(830,598)	$(323,200)

The accompanying notes are an integral part of these financial statements	Page 59

SUPPLEMENTARY INFORMATION

The accompanying notes are an integral part of these financial statements	Page 60

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2020

(Dollars in thousands)

Investment income earned
Bonds, term notes and loans	$679,340
Preferred stocks	1,586
Common stocks	150,705
Mortgage loans	93,512
Premium notes, policy loans and liens	22,190
Cash equivalents and short-term investments	5,727
Other invested assets	2,830
Miscellaneous income	6,847
Gross investment income	$962,737

Other long term assets - statement value	$297,010

Bonds and short-term investments by maturity and class
By maturity (weighted based on future cashflows) - statement value
Due within one year or less	$1,142,190
Over 1 year through 5 years	7,378,273
Over 5 years through 10 years	8,446,803
Over 10 years	6,330,217
Over 20 years	7,210,128
Total by maturity	$30,507,611

By class - statement value
Class 1	$19,426,267
Class 2	10,328,037
Class 3	466,803
Class 4	57,800
Class 5	222,995
Class 6	5,709
Total by class	$30,507,611

Total bonds publicly traded	$18,364,701
Total bonds privately traded	12,142,910
Total	$30,507,611

The accompanying notes are an integral part of these financial statements	Page 61

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2020

(Dollars in thousands)

Mortgage loans on real estate (book value including nonadmitted portion):
Commercial mortgages	$1,960,348
Residential mortgages	587,941
Total	$2,548,289

Mortgage loans on real estate by standing (book value):
Good standing	$2,545,246
Interest overdue more than 90 days, not in foreclosure	3,043
Total	$2,548,289

Collateral loans	$8,855

Stock of parents, subsidiaries, and affiliates (book value including nonadmitted portion) - common stock	$2,907,062

Preferred stocks - statement value	$34,828

Common stocks - market value	$2,924,769

Options, caps & floors owned - statement value	$64,473

Short-term investments—book value	$124,575
Cash equivalents - book value	1,181,970
Cash on deposit	319,279
Total	$1,625,824

The accompanying notes are an integral part of these financial statements	Page 62

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2020

(Dollars in thousands)

Life insurance in force
Ordinary life	$2,420,345
Group life	$121,733

Amount of accidental death insurance in force under ordinary policies	$126,752

Life insurance policies with disability provisions in force
Ordinary life	$1,461,408
Group life	$54

Supplementary contracts in force
Ordinary - involving life contingencies
Amount on deposit	$2,201
Amount of income payable	$230

Ordinary - not involving life contingencies
Amount on deposit	$3,910
Amount of income payable	$29,615

Group - involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

Group - not involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

Annuities:
Ordinary
Immediate - amount of income payable	$13,724
Deferred - fully paid account balance	$2,627,910
Deferred - not fully paid account balance	$2,171,651

Group
Immediate - amount of income payable	$157,205
Deferred - fully paid account balance	$145,489
Deferred - not fully paid account balance	$5,445

Deposit funds and dividend accumulations:
Deposit funds - account balance	$604,848
Dividend accumulations - account balance	$9,701

The accompanying notes are an integral part of these financial statements	Page 63

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2020

(Dollars in thousands)

Accident and health insurance - premiums in force:
Ordinary	$—
Group	$—
Other	$245
$245

Claim payments:
Other accident and health -
2020	$1,708
2019	$1,789

Claims reserves:
2020	$6,593,729
2019	$7,396

The accompanying notes are an integral part of these financial statements	Page 64

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2020

(Dollars in thousands)

Investment Risk Interrogatories

1.              The Company’s admitted assets as reported in the statutory basis statements of admitted assets, liabilities and capital and surplus is $40,528,545 at December 31, 2020.

2.              The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, US Government agency securities and those U.S government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans:

Investment Category	Issuer		Amount	Percentage of Total Admitted Assets
Common Stock	2.01	Forethought Life Insurance Company	$1,970,998	4.9%
Common Stock	2.02	Accordia Life and Annuity Company	820,506	2.0%
Long Term Bonds	2.03	BLUE EAGLE 2020	673,787	1.7%
Long Term Bonds	2.04	FDF_18-4A	410,499	1.0%
Long Term Bonds	2.05	BLUE EAGLE 2018	354,523	0.9%
Long Term Bonds	2.06	MACT TRUST MACT_19-1	327,342	0.8%
Long Term Bonds	2.07	ANCHF_18-6A	317,497	0.8%
Long Term Bonds	2.08	SP SOLAR 4 DEBT	310,444	0.8%
Long Term Bonds	2.09	ISRAEL (STATE OF)	274,227	0.7%
Long Term Bonds	2.10	GTCOP_12-1A	264,109	0.7%

3.              The amount and percentage of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

Bonds NAIC Rating		Amount	Percentage of Total Admitted Assets	Preferred Stock NAIC Rating		Amount	Percentage of Total Admitted Assets
3.01	NAIC-1	$19,426,267	47.9%	3.07	P/RP-1	$7,976	—%
3.02	NAIC-2	10,328,037	25.5%	3.08	P/RP-2	26,852	0.1%
3.03	NAIC-3	466,803	1.2%	3.09	P/RP-3	—	—%
3.04	NAIC-4	57,800	0.1%	3.10	P/RP-4	—	—%
3.05	NAIC-5	222,995	0.6%	3.11	P/RP-5	—	—%
3.06	NAIC-6	5,709	—%	3.12	P/RP-6	—	—%
		$30,507,611	75.3%			$34,828	0.1%

4.              Assets held in foreign investments are as follows:

		Amount	Percentage of Total Admitted Assets

4.02	Total admitted assets held in foreign investments	$4,044,304	10.0%
4.03	Foreign-currency-denominated investments	$—	—%

The accompanying notes are an integral part of these financial statements	Page 65

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2020

(Dollars in thousands)

5.              Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets

5.01	Countries rated NAIC-1	$3,978,425	9.8%
5.02	Countries rated NAIC-2	60,665	0.2%
5.03	Countries rated NAIC-3 or less	5,214	—%
		$4,044,304	10.0%

6.

7.              Largest foreign investment exposure to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets

Countries rated NAIC-1
6.01 Cayman Islands	$1,260,697	3.1%
6.02 United Kingdom	836,605	2.1%
Countries rated NAIC-2
6.03 Italy	37,769	0.1%
6.04 Mexico	22,896	0.1%
Countries rated NAIC-3
6.05 Barbados	5,214	—%
	$2,163,181	5.4%

7-9.                                             Assets held in unhedged foreign currency exposure are less than 2.5% of the Company’s total admitted assets.

The accompanying notes are an integral part of these financial statements	Page 66

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2020

(Dollars in thousands)

10.       Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer		NAIC Rating	Amount	Percentage of Total Admitted Assets
10.01	US MASTERS RESIDENTIAL PROPERTY FUND	Mortgage Loan	$224,841	0.6%
10.02	HSBC HOLDINGS PLC	1 & 2	116,473	0.3%
10.03	NORWAY (KINGDOM OF)	1	105,145	0.3%
10.04	SIEMENS AG	1	103,008	0.3%
10.05	ORANGE SA	2	93,842	0.2%
10.06	ASTRAZENECA PLC	2	89,953	0.2%
10.07	ROYAL DUTCH SHELL PLC	1	88,175	0.2%
10.08	FDF_18-4A	1	86,499	0.2%
10.09	ANCHF_18-6A	1	79,497	0.2%
10.10	TELEFONICA SA	2	76,581	0.2%

11.       Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

12.       Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’ total admitted assets.

13.       Assets held in equity interests:

Issuer		Amount	Percentage of Total Admitted Assets
13.02	Forethought Life Insurance Company	$1,970,998	4.9%
13.03	Accordia Life and Annuity Company	820,506	2.0%
13.04	First Allmerica Financial Life Insurance Company	115,558	0.3%
13.05	NEW YORK LIFE Sub	49,010	0.1%
13.06	WAPELLO SOLAR, LLC	26,063	0.1%
13.07	MTP ENERGY OPPORTUNITIES FUND	17,811	—%
13.08	FEDERAL HOME LOAN BANK OF BOST	17,707	—%
13.09	MASSMUTUAL FINANCIAL GROUP	9,351	—%
13.10	PUBLIC STORAGE	8,950	—%
13.11	GUARDIAN LIFE AM	8,374	—%

14.       Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

15.       Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

The accompanying notes are an integral part of these financial statements	Page 67

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2020

(Dollars in thousands)

16.       With respect to mortgage loans reported in Schedule B, the Company’s ten largest aggregate mortgage interests are as follows:

	Type	Amount	Percentage of Total Admitted Assets
16.02	Residential	$188,100	0.5%
16.03	Commercial	100,941	0.2%
16.04	Commercial	91,785	0.2%
16.05	Commercial	85,750	0.2%
16.06	Commercial	75,852	0.2%
16.07	Commercial	58,459	0.1%
16.08	Commercial	55,734	0.1%
16.09	Commercial	54,135	0.1%
16.10	Commercial	50,150	0.1%
16.11	Commercial	44,000	0.1%

17.       Aggregate mortgage loans have the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan to Value	Commercial Amount	Residential Amount	Agricultural Amount	Percentage of Total Admitted Assets
17.01	above 95%	—	657	—	—%
17.02	91 to 95%	—	718	—	—%
17.03	81 to 90%	—	9,256	—	—%
17.04	71 to 80%	165,718	81,882	—	0.6%
17.05	below 70%	1,794,630	495,427	—	5.7%

18.       Assets held in real estate loans are less than 2.5% of the Company’s total admitted assets.

19.       Assets held in mezzanine real estate loans are less than 2.5% of the Company’s total admitted assets.

20.       The Company did not have any securities lending, repurchase, reverse repurchase, dollar repurchase and dollar reverse repurchase agreements.

The accompanying notes are an integral part of these financial statements	Page 68

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2020

(Dollars in thousands)

21.       Amounts and percentages of the reporting entity’s total admitted assets for warrants attached to other financial instruments, options, caps and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets

21.01	Hedging	$66,322	0.2%	$(1,849)	—%
21.02	Income generation	—	—%	—	—%
21.03	Other	—	—%	—	—%
		$66,322	0.2%	$(1,849)	—%

22.       Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps and forwards:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
22.01	Hedging	12,107	—%	$14,579	$10,877	$10,673
22.02	Income generation	—	—%	—	—	—
22.03	Replications	—	—%	—	—	—
22.04	Other	—	—%	—	—	—

23.       Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for future contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
23.01	Hedging	$42,414	0.1%	$93,256	$50,939	$43,883
23.02	Income generation	—	—%	—	—	—
23.03	Replications	—	—%	—	—	—
23.04	Other	—	—%	—	—	—

The accompanying notes are an integral part of these financial statements	Page 69

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Summary Investment Schedule

December 31, 2020

(Dollars in thousands)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
Long Term Bonds:
U.S. governments	650,965	1.71%	650,965	1.71%
All other governments	191,727	0.50%	191,727	0.50%
U.S. states, territories and possessions, etc. guaranteed	364,582	0.96%	364,582	0.96%
U.S. political subdivisions of states, territories, and possessions, guaranteed	155,251	0.41%	155,251	0.41%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	2,302,028	6.07%	2,302,028	6.07%
Industrial and miscellaneous	26,298,382	69.24%	26,298,382	69.24%
Parent, subsidiaries and affiliates	97,607	0.26%	97,607	0.26%
Unaffiliated Bank loans	33,135	0.09%	33,135	0.09%
Total long-term bonds	30,093,677	79.24%	30,093,677	79.24%
Preferred Stocks:
Industrial and miscellaneous (Unaffiliated)	34,828	0.09%	34,828	0.09%
Total preferred stocks	34,828	0.09%	34,828	0.09%
Common Stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	17,707	0.05%	17,707	0.05%
Parent, subsidiaries and affiliates Other	2,907,062	7.66%	2,907,062	7.66%
Total common stocks	2,924,769	7.71%	2,924,769	7.71%
Mortgage Loans:
Residential mortgages	587,941	1.55%	587,941	1.55%
Commercial mortgages	1,885,518	4.96%	1,885,518	4.96%
Mezzanine real estate loans	74,830	0.20%	74,830	0.20%
Total mortgage loans	2,548,289	6.71%	2,548,289	6.71%
Cash	319,279	0.84%	319,279	0.84%
Cash equivalents	1,181,970	3.11%	1,181,970	3.11%
Short-term investments	124,575	0.33%	124,575	0.33%
Contract loans	358,401	0.94%	358,401	0.94%
Derivatives	96,545	0.25%	96,545	0.25%
Other invested assets	277,985	0.73%	277,985	0.73%
Receivables for securities	19,025	0.05%	19,025	0.05%
Total invested assets	37,979,343	100.00%	37,979,343	100.00%

* Gross investment holdings as valued in compliance with the NAIC Accounting Practices and Procedures Manual

The accompanying notes are an integral part of these financial statements	Page 70

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2020

(Dollars in thousands)

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.              Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply:               7

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☒  No ☐ N/A ☐

2.              Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply:

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☐

3.              Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.              Provisions that permit the reporting of losses to be made less frequently than quarterly;

b.              Provisions that permit settlements to be made less frequently than quarterly;

c.               Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

d.              The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

e.

Yes ☐ No ☒

4.              Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

The accompanying notes are an integral part of these financial statements	Page 71

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2020

(Dollars in thousands)

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance — new for the reporting period	Yes ☒ No ☐	Fidelity Mutual Insurance	N/A
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

5.              Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.              Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

b.              Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

The accompanying notes are an integral part of these financial statements	Page 72